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Oppenheimer MidCap Fund
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6801 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of Additional Information dated February 28, 2002

         This  Statement  of  Additional  Information  is  not a  Prospectus.  This  document  contains  additional information  about the Fund and  supplements  information in the  Prospectus  dated February 28, 2002. It should be read  together  with the  Prospectus.  You can obtain the  Prospectus  by  writing  to the Fund's  Transfer  Agent,
OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,  Colorado  80217,  or by calling the Transfer  Agent at the
toll-free   number  shown  above,   or  by  downloading   it  from  the   OppenheimerFunds   Internet   website  at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

         The investment  objective,  the principal investment policies and the main risks of the Fund are described in the  Prospectus.  This  Statement  of  Additional  Information  contains  supplemental  information  about those policies and risks and the types of securities  that the Fund's  investment  Manager,  OppenheimerFunds,  Inc., can select for the Fund.  Additional  information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The  composition of the Fund's  portfolio and the techniques and strategies that the Manager may use in selecting  portfolio  securities will vary over time. The Fund is not required to use all of the  investment  techniques  and  strategies  described  below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         |X| Cyclical  Opportunities.  The Fund might also seek to take  advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager  believes they have growth  potential.
For example,  when the economy is  expanding,  companies in the consumer  durables  and  technology  sectors  might benefit and offer long-term growth  opportunities.  Other cyclical industries include insurance,  for example.  The fund focuses on seeking growth over the long term, but could seek to take tactical  advantage of short-term  market movements or events affecting particular issuers or industries.

         |X| Investments in Equity  Securities.  The Fund focuses its  investments in equity  securities of mid-cap growth companies.  Equity securities include common stocks,  preferred stocks, rights and warrants,  and securities convertible  into common stock. The Fund's  investments will primarily  include stocks of companies having a market capitalization  between $2 billion and $11.5  billion,  generally  measured  at the time of the Fund's  investment.
However, the Fund is not required to sell securities of an issuer it holds if the issuer's  capitalization  exceeds
$11.5 billion.

         At times,  in the Manager's  view, the market may favor or disfavor  securities of issuers of a particular capitalization  range.  Therefore  although  the  Fund  normally  invests  at least  65% of its  assets  in  equity securities  of mid-cap  issuers,  the Fund may change the  proportion  of its equity  investments  in securities of different  capitalization  ranges,  based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective.

         Growth  companies  might be  providing  new  products  or  services  that could  enable  them to capture a dominant or  important  market  position.  They may have a special  area of  expertise  or the  capability  to take advantage of changes in demographic factors in a more profitable way than larger, more established companies.

         Growth  companies  tend to retain a large part of their  earnings for research,  development or investment in capital assets.  Therefore,  they do not tend to emphasize paying  dividends,  and may not pay any dividends for some time.  They are selected  for the Fund's  portfolio  because the Manager  believes the price of the stock will increase over the long term.

         Current income is not a criterion used to select portfolio  securities.  However,  certain debt securities may be selected for the Fund's  portfolio  for  defensive  purposes  (including  debt  securities  that the Manager believes may offer some opportunities for capital appreciation when stocks are disfavored).

         In general,  securities  of mid-cap  issuers may be subject to greater  price  volatility  in general than
securities  of  large-cap  companies.   Therefore,   to  the  degree  that  the  Fund  has  investments  in  medium capitalization  companies  at times of market  volatility,  the Fund's  share price may  fluctuate  more than funds holding large cap securities.

                  |_|  Over-the-Counter  Securities.  Mid-cap growth  companies that are growth companies may offer greater  opportunities  for capital  appreciation than securities of large,  more established  companies.  However, securities of mid-cap  companies  also involve  greater risks than  securities of larger  companies.  Securities of medium  capitalization  issuers  may  trade  on  securities  exchanges  or  in  the  over-the-counter  market.  The over-the-counter  markets,  both in the U.S. and abroad,  may have less liquidity than securities  exchanges.  That lack of  liquidity  can affect the price the Fund is able to obtain  when it wants to sell a  security,  because if there are fewer  buyers and less  demand  for a  particular  security,  the Fund might not be able to sell it at an acceptable price or might have to reduce the price in order to dispose of the security.

         In the U.S., the principal  over-the-counter  market is the NASDAQ Stock Market,  Inc., which is regulated by the  National  Association  of  Securities  Dealers,  Inc.  It consists of an  electronic  quotation  system for certain securities, and a security must have at least two market makers to be included in NASDAQ. Other  over-the-counter  markets exist in the U.S., as well as those abroad,  wherever a dealer is willing to make a market in a particular security.

                  |_|  Convertible  Securities.  Convertible  securities are debt  securities  that are convertible into an issuer's  common  stock.  Convertible  securities  rank senior to common stock in a  corporation's  capital structure  and  therefore  are  subject  to less risk  than  common  stock in case of the  issuer's  bankruptcy  or liquidation.

                  The value of a convertible  security is a function of its "investment  value" and its "conversion value."  If the  investment  value  exceeds  the  conversion  value,  the  security  will  behave  more like a debt security,  and the security's  price will likely increase when interest rates fall and decrease when interest rates rise.  If the  conversion  value  exceeds  the  investment  value,  the  security  will  behave more like an equity security:  it will  likely  sell at a premium  over its  conversion  value,  and its price  will tend to  fluctuate directly with the price of the underlying security.

                  While  convertible  securities  are a form  of debt  security,  in many  cases  their  conversion feature (allowing  conversion into equity securities)  causes them to be regarded more as "equity  equivalents." As a result,  the rating  assigned to the security has less impact on the Manager's  investment  decision with respect to  convertible  securities  than in the case of  non-convertible  fixed-income  securities.  To determine  whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1)      whether,  at the option of the investor,  the convertible  security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the  convertible  securities  has restated its earnings per share of common stock on a fully diluted basis  (considering the effect of conversion of the convertible  securities),
                      and
(3)      the extent to which the  convertible  security  may be a  defensive  "equity  substitute,"  providing  the ability to participate in any appreciation in the price of the issuer's common stock.

                  |_| Preferred  Stock.  Preferred  stock,  unlike common stock, has a stated dividend rate payable from the  corporation's  earnings.  Preferred  stock  dividends may be cumulative or  non-cumulative.  "Cumulative"
dividend  provisions  require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.  Preferred stock may be  "participating"  stock,  which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

                  If interest rates rise, the fixed dividend on preferred  stocks may be less  attractive,  causing the price of preferred stocks to decline.  Preferred stock may have mandatory  sinking fund provisions,  as well as provisions  allowing calls or redemptions  prior to maturity,  which can also have a negative impact on prices when interest rates decline.  Preferred  stock  generally has a preference  over common stock on the  distribution  of a corporation's  assets  in the  event  of  liquidation  of  the  corporation.  The  rights  of  preferred  stock  on distribution  of a  corporation's  assets in the event of a  liquidation  are generally  subordinate  to the rights associated with a corporation's debt securities.

         |_|  Credit  Risk.  Convertible  securities  are  subject  to credit  risk.  Credit  risk  relates  to the ability of the issuer of a debt to make  interest  or  principal  payments  on the  security as they become due. If the issuer fails to pay  interest,  the Fund's  income may be reduced and if the issuer  fails to repay  principal, the value of that bond and of the Fund's  shares may be  reduced.  The  Manager  may rely to some  extent on credit ratings by  nationally-recognized  ratings  agencies in evaluating  the credit risk of securities  selected for the
Fund's  portfolio.  It may also use its own  research and  analysis.  Many  factors  affect an issuer's  ability to make timely  payments,  and the credit risks of a particular  security may change over time. The Fund may invest in higher-yielding  lower-grade debt securities  (that is,  securities  below  investment  grade),  which have special risks.  Those are  securities  rated below the four highest  rating  categories of Standard & Poor's Rating Service
(Standard  & Poor's") or Moody's  Investors  Service,  Inc.,  ("Moody's")  or  equivalent  ratings of other  rating agencies or ratings assigned to a security by the Manager.

         |_|  Special  Risks of  Lower-Grade  Securities.  "Lower-grade"  debt  securities  are those  rated  below
"investment  grade"  which  means they have a rating  lower than "Baa" by Moody's or lower than "BBB" by Standard &
Poor's, or similar ratings by other rating  organizations.  If they are unrated,  and are determined by the Manager to be of comparable  quality to debt securities  rated below investment  grade,  they are included in limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.

         Among the special credit risks of  lower-grade  securities is the greater risk that the issuer may default on its  obligation  to pay interest or to repay  principal  than in the case of  investment-grade  securities.  The issuer's low  creditworthiness  may increase the  potential  for  insolvency.  An overall  decline in values in the high-yield bond market is also more likely during a period of general economic  downturn.  An economic  downturn or an increase in interest  rates could  severely  disrupt the market for high-yield  bonds,  adversely  affecting the values of outstanding  bonds as well as the ability of issuers to pay interest or repay  principal.  In the case of foreign  high-yield bonds,  these risks are in addition to the special risk of foreign  investing  discussed in the
Prospectus  and in this  Statement  of  Additional  Information.  To the extent they can be  converted  into stock, convertible  securities may be less subject to some of these risks than  non-convertible  high-yield  bonds,  since stock may be more liquid and less affected by some of these risk factors.

      While  securities  rated "Baa" by Moody's or "BBB" by Standard  and Poor's are  investment-grade  and are not
regarded  as  junk  bonds,   those  securities  may  be  subject  to  special  risks,  and  have  some  speculative characteristics.

         |_|  Interest  Rate  Risks.  In addition  to credit  risks,  convertible  debt  securities  are subject to changes in value when prevailing  interest rates change.  When interest rates fall, the values of outstanding  debt securities  generally  rise, and the bonds may sell for more than their face amount.  When interest rates rise, the values of  outstanding  debt  securities  generally  decline,  and the bonds may sell at a discount from their face amount.  The magnitude of these price  changes is generally  greater for bonds with longer  maturities.  Therefore, when the  average  maturity of the Fund's  debt  securities  is longer,  its share  price may  fluctuate  more when interest rates change.

                  |_|  Rights  and  Warrants.  The  Fund can  invest  up to 5% of its net  assets  in  warrants  or rights.  That 5%  limitation  does not apply to  warrants  and  rights  the Fund has  acquired  as part of units of securities  or that are  attached  to other  securities  that the Fund  buys.  Warrants  basically  are  options to purchase  equity  securities  at  specific  prices  valid  for a  specific  period  of time.  Their  prices  do not necessarily  move  parallel  to the prices of the  underlying  securities.  Rights are  similar  to  warrants,  but normally  have a short  duration  and are  distributed  directly  by the  issuer to its  shareholders.  Rights  and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |X| Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its portfolio securities  during its last fiscal period.  For example,  if a fund sold all of its securities during the year, its portfolio  turnover  rate would have been 100%.  The Fund's  portfolio  turnover rate will  fluctuate  from year to year. The Fund may have a portfolio turnover rate of more than 100% annually.

         Increased  portfolio  turnover  creates higher  brokerage and  transaction  costs for the Fund,  which can reduce its overall  performance.  Additionally,  the realization of capital gains from selling portfolio securities may result in  distributions  of taxable  long-term  capital  gains to  shareholders,  since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques  and  Strategies.  In seeking its  objective,  the Fund from time to time can use the types  of  investment  strategies  and  investments  described  below.  It is  not  required  to use  all of  these strategies at all times, and at times may not use them.

         |X| Foreign  Securities.  "Foreign  securities"  include equity and debt securities of companies organized under the laws of  countries  other than the United  States and debt  securities  of foreign  governments  that are traded on foreign securities  exchanges or in foreign  over-the-counter  markets.  The Fund can purchase equity and debt securities (which may be denominated in U.S. dollars or non-U.S.  currencies) issued by foreign  corporations, or that are issued or guaranteed by certain  supranational  entities  (described below), or foreign  governments or their  agencies  or  instrumentalities.  These  include  securities  issued  by U.S.  corporations  denominated  in
non-U.S.  currencies.  In normal market conditions the Fund does not expect to hold significant  amounts of foreign debt securities.

         Securities of foreign issuers that are represented by American  Depository  Receipts or that are listed on a U.S. securities exchange or traded in the U.S.  over-the-counter  markets are not considered "foreign securities"
for the purpose of the Fund's investment  allocations.  That is because they are not subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing  in foreign  securities  offers  potential  benefits  not  available  from  investing  solely in securities of domestic  issuers.  They include the  opportunity  to invest in foreign  issuers that appear to offer growth  potential,  or in foreign  countries with economic  policies or business cycles different from those of the
U.S., or to reduce  fluctuations in portfolio  value by taking  advantage of foreign stock markets that do not move in a manner  parallel to U.S.  markets.  The Fund will hold foreign  currency only in connection  with the purchase or sale of foreign securities.

                  |_|  Risks  of  Foreign   Investing.   Investments  in  foreign   securities  may  offer  special
opportunities for investing but also present special additional risks and  considerations not typically  associated with investments in domestic securities. Some of these additional risks are:

o        reduction of income by foreign taxes;
o        fluctuation  in value of  foreign  investments  due to  changes  in  currency  rates or  currency  control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio  transactions  or loss of certificates  for portfolio securities;
o        possibilities in some countries of expropriation,  confiscatory taxation,  political,  financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S.  government  policies have discouraged  certain  investments  abroad by U.S.  investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |_| Special  Risks of Emerging  Markets.  Emerging and  developing  markets  abroad may also offer special opportunities  for growth investing but have greater risks than more developed  foreign  markets,  such as those in
Europe,  Canada,  Australia,  New Zealand and Japan. There may be even less liquidity in their securities  markets, and  settlements  of purchases and sales of securities  may be subject to  additional  delays.  They are subject to greater risks of limitations on the  repatriation  of income and profits because of currency  restrictions  imposed by local  governments.  Those  countries  may  also be  subject  to the  risk of  greater  political  and  economic instability, which can greatly affect the volatility of prices of securities in those countries.

         |X| Investing in Small,  Unseasoned  Companies.  The Fund can invest in  securities  of small,  unseasoned companies.  These  are  companies  that have  been in  operation  for less than  three  (3)  years,  including  the operations of any  predecessors.  Securities of these companies may be subject to volatility in their prices.  They may have a limited  trading  market,  which may  adversely  affect  the  Fund's  ability to dispose of them and can reduce  the price the Fund  might be able to obtain  for them.  Other  investors  that own a  security  issued by a small,  unseasoned  issuer  for  which  there is  limited  liquidity  might  trade  the  security  when the Fund is attempting  to dispose of its  holdings  of that  security.  In that case the Fund might  receive a lower price for its holdings than might otherwise be obtained.  These are more  speculative  securities and can increase the Fund's overall portfolio risks.

         |X| Repurchase  Agreements.  The Fund can acquire  securities subject to repurchase  agreements.  It might do so for liquidity  purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds  from sales of Fund  shares,  or pending the  settlement  of  portfolio  securities  transactions,  or for temporary defensive purposes, as described below.

         In a  repurchase  transaction,  the Fund  buys a  security  from,  and  simultaneously  resells  it to, an approved  vendor for delivery on an  agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include U.S.  commercial  banks,  U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government  securities.  They must meet credit  requirements set by the Fund's Board of Trustees from time to time.

         The majority of these  transactions  run from day to day, and  delivery  pursuant to the resale  typically occurs  within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond seven days are subject to the Fund's limits on holding illiquid  investments.  The Fund will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven
(7) days.  There is no limit on the amount of the Fund's net assets  that may be subject to  repurchase  agreements having maturities of seven days or less.

         Repurchase  agreements,  considered  "loans" under the Investment  Company Act, are  collateralized by the underlying  security.  The Fund's repurchase  agreements  require that at all times while the repurchase  agreement is in effect,  the value of the collateral  must equal or exceed the repurchase  price to fully  collateralize  the repayment  obligation.  However,  if the vendor fails to pay the resale price on the  delivery  date,  the Fund may incur costs in disposing of the  collateral  and may  experience  losses if there is any delay in its ability to do
so. The Manager will  monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will continuously monitor the collateral's value.

         |X| Illiquid and  Restricted  Securities.  Under the policies  and  procedures  established  by the Fund's
Board of Trustees,  the Manager determines the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the Securities Act of 1933, the Fund may have to cause those  securities to be registered.  The expenses of registering  restricted  securities may be negotiated by the Fund with the  issuer  at the time the Fund buys the  securities.  When the Fund must  arrange  registration because the Fund wishes to sell the security,  a  considerable  period may elapse  between the time the decision is made to sell the security and the time the  security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund can also  acquire  restricted  securities  through  private  placements.  Those  securities  have contractual  restrictions on their public resale.  Those  restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations  that apply to purchases of restricted  securities,  as stated in the Prospectus.
Those  percentage  restrictions  are not fundamental  policies and do not limit purchases of restricted  securities that are eligible for sale to qualified  institutional  purchasers  under Rule 144A of the  Securities Act of 1933, if those  securities  have been  determined  to be liquid by the Manager  under  Board-approved  guidelines.  Those guidelines  take into account the trading  activity for such securities and the  availability  of reliable  pricing information,  among other factors.  If there is a lack of trading interest in a particular Rule 144A security,  the
Fund's  holdings of that  security  may be  considered  to be  illiquid.  Illiquid  securities  include  repurchase agreements maturing in more than seven days.

         |X|  Loans  of  Portfolio  Securities.  To  raise  cash  for  liquidity  purposes,  the  Fund can lend its portfolio  securities to brokers,  dealers and other types of financial  institutions  approved by the Fund's Board of  Trustees.  These  loans are  limited to not more than 25% of the value of the  Fund's  total  assets.  The Fund currently  does not intend to engage in loans of  securities,  but if it does so, such loans will not likely exceed
5% of the Fund's total assets.

         There  are some  risks in  connection  with  securities  lending.  The Fund  might  experience  a delay in receiving  additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  The Fund must receive collateral for a loan. Under current  applicable  regulatory  requirements  (which are  subject to  change),  on each  business  day the loan  collateral  must be at least  equal to the value of the loaned  securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government  or its agencies  or  instrumentalities,  or other  cash  equivalents  in which  the Fund is  permitted  to  invest.  To be acceptable  as  collateral,  letters of credit  must  obligate a bank to pay  amounts  demanded  by the Fund if the demand  meets the  terms of the  letter.  The terms of the  letter  of  credit  and the  issuing  bank both must be satisfactory to the Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest  on  loaned securities.  It also  receives  one or more of (a)  negotiated  loan  fees,  (b)  interest  on  securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of  interest  may be  shared  with  the  borrower.  The  Fund  may also  pay  reasonable  finder's,  custodian  and administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet  applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities on five (5) days' notice or in time to vote on any important matter.

         |X| Borrowing  for  Leverage.  The Fund has the ability to borrow up to 10% of the value of its net assets from banks on an unsecured basis to invest the borrowed funds in portfolio  securities.  This speculative technique is known as "leverage."  The Fund may borrow only from banks.  Under current  regulatory  requirements,  borrowings can be made only to the extent that the value of the Fund's assets,  less its  liabilities  other than  borrowings, is equal to at least  300% of all  borrowings  (including  the  proposed  borrowing).  If the  value of the  Fund's assets fails to meet this 300% asset
coverage requirement,  the Fund will reduce its bank debt within three days to meet the requirement.  To do so, the
Fund might have to sell a portion of its investments at a disadvantageous time.

         The Fund will pay interest on these loans,  and that interest  expense will raise the overall  expenses of the Fund and reduce its returns.  If it does borrow,  its expenses  will be greater than  comparable  funds that do not borrow for  leverage.  Additionally,  the Fund's net asset  value per share might  fluctuate  more than that of funds that do not borrow.  Currently,  the Fund does not contemplate  using this  technique,  but if it does so, it will not likely do so to a substantial degree.

         |X|  Derivatives.  The Fund  can  invest  in a  variety  of  derivative  investments  to seek  income  for liquidity  needs  or for  hedging  purposes.  Some  derivative  investments  the  Fund  can  use  are  the  hedging instruments described below in this Statement of Additional  Information.  However, the Fund does not use, and does not currently  contemplate using,  derivatives or hedging  instruments to a significant degree and is not obligated to use them in seeking its objective.

         Some of the derivative  investments  the Fund can use include "debt  exchangeable  for common stock" of an issuer or  "equity-linked  debt  securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount  based on the price of the  issuer's  common stock at the time of maturity.  Both  alternatives  present a risk that the amount  payable at maturity  will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         |X|  Investment  in Other  Investment  Companies.  The Fund can  invest up to 10% of its  total  assets in shares of other  investment  companies.  It can invest up to 5% of its total assets in any one investment  company, but cannot own more than 3% of the outstanding  voting  securities of that investment  company.  These  limitations do not apply to shares acquired in a merger, consolidation, reorganization or acquisition.

         Investment in another investment  company may involve the payment of substantial  premiums above the value of such  investment  company's  portfolio  securities  and is subject to limitations  under the Investment  Company
Act.  The Fund does not  intend to invest in other  investment  companies  unless  the  Manager  believes  that the potential  benefits of the  investment  justify the payment of any premiums or sales  charges.  As a shareholder in an  investment  company,  the Fund would be subject to its ratable  share of that  investment  company's  expenses, including its advisory and  administration  fees.  At the same time,  the Fund would bear its own  management  fees and other expenses.

         |X| Hedging.  Although the Fund does not  anticipate  the extensive use of hedging  instruments,  the Fund can use  hedging  instruments.  It is not  required  to do so in seeking  its goal.  To attempt to protect  against declines in the market value of the Fund's  portfolio,  to permit the Fund to retain  unrealized gains in the value of portfolio  securities which have appreciated,  or to facilitate selling securities for investment  reasons,  the
Fund could:

         |_|  sell futures contracts,
         |_|  buy puts on such futures or on securities, or
         |_|  write  covered calls on  securities  or futures.  Covered calls can also be used to seek income,  but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the  securities  market as a temporary  substitute for purchasing  particular  securities.  In that case the Fund would  normally seek to purchase the securities and then terminate  that  hedging  position.  The Fund might also use this type of hedge to attempt to protect  against  the possibility that its portfolio  securities  would not be fully included in a rise in value of the market.  To do so the Fund could:

         |_| buy futures, or
         |_| buy calls on such futures or on securities.

         The Fund's  strategy  of hedging  with  futures and options on futures  will be  incidental  to the Fund's activities  in the  underlying  cash market.  The  particular  hedging  instruments  the Fund can use are described below.  The Fund may employ new hedging  instruments  and strategies when they are developed,  if those  investment methods are consistent  with the Fund's  investment  objective and are  permissible  under  applicable  regulations governing the Fund.

         |_|  Futures.  The Fund can buy and sell futures  contracts  that relate to (1) stock  indices  (these are referred to as "stock index futures"),  (2) foreign currencies (these are referred to as "forward contracts"),  and
(3) commodities (these are referred to as "commodity futures").

         A  broadly-based  stock index is used as the basis for trading  stock index  futures.  In some cases stock indices may be based on stocks of issuers in a particular  industry or group of  industries.  A stock index assigns relative values to the common stocks  included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks. A stock index cannot be purchased or sold directly.  These contracts  obligate the seller to deliver,  and the  purchaser to take cash to settle the futures  obligation.  There is no delivery of the underlying securities to settle the obligation.

         The Fund can  invest a portion of its assets in  commodity  future  contracts.  Commodity  futures  may be based upon commodities  within five (5) main commodity groups:  (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which includes  cattle and hogs; (3)  agriculture,  which includes wheat, corn, soybeans,  cotton,  coffee,  sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel,  tin and zinc; and (5) precious  metals,  which includes gold,  platinum and silver.  The Fund may purchase and sell commodity  futures  contracts,  options on futures  contracts and options and futures on commodity indices with respect to these five main  commodity  groups and the  individual  commodities  within each group,  as well as other types of commodities.

         No money is paid or  received  by the Fund on the  purchase  or sale of a  future.  Upon  entering  into a futures  transaction,  the Fund will be required to deposit an initial margin  payment with the futures  commission merchant (the "futures  broker").  Initial margin  payments will be deposited with the Fund's  custodian bank in an account registered in the futures broker's name.  However,  the futures broker can gain access to that account only under  specified  conditions.  As the  future  is  marked to market  (that  is,  its value on the  Fund's  books is changed) to reflect changes in its market value,  subsequent  margin  payments,  called variation  margin,  will be paid to or by the futures broker daily.

         At any time prior to expiration  of the future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final  determination  of variation margin is made and any additional cash must be  paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then  realized  by the  Fund  for tax purposes.  All futures  transactions  (except forward  contracts) are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

                  |_| Put and Call  Options.  The Fund can buy and sell certain  kinds of put options  ("puts") and call options  ("calls").  The fund can buy and sell  exchange-traded  and  over-the-counter  put and call  options, including options on indices, securities, currencies, commodities and futures.

                  |_| Writing  Covered Call  Options.  The Fund can write (that is,  sell)  covered  calls.  If the
Fund  sells a call  option,  it must be  covered.  That  means the Fund must own the  security  subject to the call while the call is  outstanding,  or, for  certain  types of calls,  the call may be covered by  segregating  liquid assets to enable the Fund to satisfy  its  obligations  if the call is  exercised.  Not more than 25% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund  writes a call,  it receives  cash (a  premium).  In the case of a call on a  security,  the
Fund agrees to sell the  underlying  security to a purchaser of a  corresponding  call on the same security  during the call period at a fixed  exercise  price  regardless  of market price changes  during the call period.  The call period is  usually  not more  than  nine  months.  The  exercise  price may  differ  from the  market  price of the underlying  security.  The Fund has the risk of loss that the price of the  underlying  security may decline during the call  period.  That risk may be offset to some  extent by the premium  the Fund  receives.  If the value of the investment  does not rise above the call price, it is likely that the call will lapse without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         When  the  Fund  writes  a call on an  index,  it  receives  cash (a  premium).  If the  buyer of the call exercises  it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price,  multiplied by a specified  multiple that  determines the total value of the call for each point of  difference.  If the value of the  underlying  investment  does not rise above the call price it is likely that the call will lapse without being exercised.  In that case, the Fund would keep the cash premium.

         The Fund's custodian,  or a securities depository acting for the custodian,  will act as the Fund's escrow agent,  through the facilities of the Options  Clearing  Corporation  ("OCC"),  as to the  investments on which the
Fund has written  calls traded on exchanges or as to other  acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities on the  expiration of the option or when the Fund enters into a closing transaction.

         To terminate its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a
"closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon whether the net of the amount of the option  transaction  costs and the  premium  received  on the call the Fund wrote is more or less than the price of the call the Fund  purchases to close out the  transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the  underlying  security and the premium it received when it wrote the call. Any such profits are  considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When  distributed by the Fund they are taxable as ordinary  income.  If the Fund cannot  effect a  closing  purchase  transaction  due to the lack of a market,  it will  have to hold the  callable securities until the call expires or is exercised.

                           |_|  Writing  Uncovered  Call  Options  on  Futures  Contracts.  The Fund may also write calls on a futures contract without owning the futures contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  segregating  an equivalent  dollar amount of liquid assets.  The Fund will  segregate  additional  liquid assets if the value of the segregated  assets drops below 100% of the  current  value of the  future.  Because of this  segregation  requirement,  in no  circumstances would the Fund's receipt of an exercise  notice as to that future  require the Fund to deliver a futures  contract.
It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                           |_|  Writing  Put  Options.  The Fund can sell put  options.  A put option on a security gives the  purchaser  the right to sell,  and the writer the  obligation  to buy,  the  underlying  security at the exercise  price  during  the  option  period.  The Fund will not write  puts if, as a result,  more than 50% of the
Fund's net assets would have to be segregated to cover put options.

         If the Fund sells a put  option,  it must be covered by  segregated  liquid  assets.  The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying  investment  remains above the exercise  price of the put.  However,  the Fund also assumes the  obligation  during the option period to buy the  underlying  investment  from  the  buyer  of the put at the  exercise  price,  even  if the  value  of the investment  falls below the exercise  price. If the Fund writes a put that expires  unexercised,  the Fund realizes a gain in the amount of the premium less  transaction  costs.  If the put is  exercised,  the Fund must fulfill its obligation  to purchase the  underlying  investment  at the  exercise  price.  That price will  usually  exceed the market value of the  investment  at that time. In that case,  the Fund may incur a loss if it sells the  underlying investment.  That loss will be equal to the sum of the sale  price of the  underlying  investment  and the  premium received minus the sum of the exercise price and any transaction costs incurred.

         When writing a put option on a security,  to secure its obligation to pay for the underlying  security the
Fund will  deposit  in escrow  liquid  assets  with a value  equal to or  greater  than the  exercise  price of the underlying  security.  The Fund therefore  forgoes the  opportunity  of investing the segregated  assets or writing calls against those assets.

         As long as the Fund's  obligation as the put writer  continues,  it may be assigned an exercise  notice by the  exchange or  broker-dealer  through  which the put was sold.  That  notice  will  require the Fund to exchange currency  (for a put  written  on a  currency)  at the  specified  rate  of  exchange  or to take  delivery  of the underlying  security and pay the exercise  price.  The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation  as the  writer  of the  put.  That  obligation  terminates  upon  expiration  of the  put.  It may also terminate if, before the Fund  receives an exercise  notice,  the Fund effects a closing  purchase  transaction  by purchasing  a put of the same series as it sold.  Once the Fund has been  assigned an  exercise  notice,  it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing  purchase  transaction to realize a profit on an  outstanding  put option it has  written  or to  prevent  the  underlying  security  from being  put.  Effecting  a closing  purchase transaction  will permit the Fund to write  another put option on the  security or to sell the security and use the proceeds  from the sale for  other  investments.  The Fund will  realize  a profit or loss from a closing  purchase transaction  depending  on whether  the cost of the  transaction  is less or more than the  premium  received  from writing the put option.  Any profits from  writing puts are  considered  short-term  capital  gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  |_| Purchasing  Calls and Puts. The Fund can purchase  calls to protect  against the  possibility that the Fund's  portfolio  will not  participate in an anticipated  rise in the securities  market.  When the Fund buys a call (other than in a closing purchase  transaction),  it pays a premium. The Fund then has the right to buy the underlying  investment from a seller of a corresponding  call on the same investment  during the call period at a fixed  exercise  price.  The Fund  benefits  only if it sells the call at a profit or if, during the call period, the market price of the  underlying  investment is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the Fund  exercises  the call.  If the Fund does not exercise the call or sell it
(whether or not at a profit),  the call will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund purchases  a put,  it pays a premium  and,  except  as to puts on  indices,  has the  right to sell the  underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on securities  or futures the Fund owns enables the Fund to attempt to protect  itself during the put period  against a decline in the value of the  underlying  investment  below the exercise  price by selling the  underlying  investment at the exercise  price to a seller of a  corresponding  put. If the market price of the underlying  investment  is equal to or above the  exercise  price and,  as a result,  the put is not  exercised  or resold,  the put will become  worthless at its  expiration  date.  In that case the Fund will have paid the premium but  lost  the  right  to sell  the  underlying  investment.  However,  the  Fund  may  sell  the put  prior to its expiration.  That sale may or may not be at a profit.

         Buying a put on an  investment  the Fund does not own  permits the Fund either to resell the put or to buy the  underlying  investment  and sell it at the exercise  price.  The resale price will vary inversely to the price of the underlying  investment.  If the market price of the  underlying  investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When the Fund  purchases  a call or put on an index or Future,  it pays a premium,  but  settlement  is in cash rather  than by delivery of the  underlying  investment  to the Fund.  Gain or loss  depends on changes in the index in question (and thus on price movements in the securities  market  generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.

                  |_|  Buying  and  Selling  Options  on  Foreign  Currencies.  The Fund can buy and sell calls and puts on foreign  currencies.  They include puts and calls that trade on a securities or commodities  exchange or in the  over-the-counter  markets or are quoted by major recognized dealers in such options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager  anticipates  a rise in the dollar value of a foreign  currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities may be partially  offset by purchasing calls or writing  puts on that  foreign  currency.  If the Manager  anticipates  a decline in the dollar  value of a foreign currency,  the decline in the dollar value of portfolio securities  denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's  position.  The Fund will then have  incurred  option  premium  payments  and transaction costs without a corresponding benefit.

         A call the Fund  writes  on a foreign  currency  is  "covered"  if the Fund  owns the  underlying  foreign currency  covered by the call or has an absolute  and  immediate  right to acquire that  foreign  currency  without additional cash  consideration (or it can do so for additional cash  consideration  held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund  could  write a call on a  foreign  currency  to  provide a hedge  against a decline  in the U.S.
dollar  value of a  security  which the Fund  owns or has the right to  acquire  and  which is  denominated  in the currency  underlying  the option.  That decline might be one that occurs due to an expected  adverse  change in the exchange rate. This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund covers the option by maintaining cash, U.S.  government  securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

         |_| Risks of Hedging with Options and Futures.  The use of hedging  instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal  portfolio  management.
If the  Manager  uses a hedging  instrument  at the wrong time or judges  market  conditions  incorrectly,  hedging strategies may reduce the Fund's  return.  The Fund could also  experience  losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option  activities  could affect its portfolio  turnover  rate and brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus increasing its turnover  rate. The exercise by the Fund of puts on securities  will cause the sale of underlying  investments, increasing  portfolio  turnover.  Although  the  decision  whether to  exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related  investments  for reasons  that would not exist in the absence of the put.

         The Fund  could  pay a  brokerage  commission  each time it buys a call or put,  sells a call,  or buys or sells an  underlying  investment  in  connection  with the exercise of a call or put.  Those  commissions  could be higher on a relative  basis than the  commissions  for direct  purchases  or sales of the  underlying  investments.
Premiums paid for options are small in relation to the market value of the  underlying  investments.  Consequently, put and call options  offer large amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered  call  written by the Fund is exercised on an  investment  that has  increased in value,  the
Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides  secondary  trading for options of the same series,  and there is no assurance that a liquid  secondary market will exist for any particular  option.  The
Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on  broadly-based  indices or futures to attempt to protect against  declines in the value of the Fund's portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the behavior of the cash prices of the Fund's  securities.  For  example,  it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market may advance and the value of the securities  held in the Fund's  portfolio  might decline.
If that occurred,  the Fund would lose money on the hedging  instruments and also experience a decline in the value of its  portfolio  securities.  However,  while this could occur for a very brief period or to a very small degree, over time the value of a  diversified  portfolio  of  securities  will  tend to move in the same  direction  as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities  included in the  applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of the  portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments  in a greater  dollar  amount than the dollar amount of portfolio  securities  being hedged.  It might do so if the  historical  volatility  of the prices of the portfolio  securities  being hedged is more than the historical volatility of the applicable index.

         The ordinary  spreads between prices in the cash and futures  markets are subject to  distortions,  due to differences in the nature of those markets.  First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting additional margin deposit  requirements,  investors may close futures contracts through  offsetting  transactions which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity of the futures  market  depends on  participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  distortion.  Third, from the point of view of speculators,  the deposit  requirements in the futures market are less onerous than margin  requirements in the  securities  markets.  Therefore,  increased  participation  by  speculators  in the  futures  market may cause temporary price distortions.

         The Fund can use hedging  instruments  to  establish a position in the  securities  markets as a temporary substitute  for the  purchase of  individual  securities  (long  hedging) by buying  futures  and/or  calls on such futures,  broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the  market  might decline.  If the Fund then  concludes  not to invest in  securities  because  of  concerns  that the  market  might decline further or for other reasons,  the Fund will realize a loss on the hedging  instruments  that is not offset by a reduction in the price of the securities purchased.

         |_| Forward  Contracts.  Forward contracts are foreign currency exchange  contracts.  They are used to buy or sell foreign  currency for future  delivery at a fixed  price.  The Fund uses them to "lock in" the U.S.  dollar price of a security  denominated  in a foreign  currency  that the Fund has bought or sold,  or to protect  against possible  losses from changes in the relative  values of the U.S.  dollar and a foreign  currency.  The Fund limits its exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets denominated in that currency or a  closely-correlated  currency.  The Fund may also use  "cross-hedging"  where the
Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward  contract,  one party  agrees to  purchase,  and another  party agrees to sell, a specific currency at a future date.  That date may be any fixed number of days from the date of the contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered into.  These  contracts are traded in the inter-bank  market conducted  directly among currency  traders  (usually large  commercial  banks) and their customers.

         The Fund may use  forward  contracts  to  protect  against  uncertainty  in the level of  future  exchange rates.  The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the underlying securities  the Fund owns or intends to acquire,  but it does fix a rate of exchange in advance.  Although  forward contracts  may reduce the risk of loss from a decline  in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund  enters into a contract  for the  purchase  or sale of a security  denominated  in a foreign currency,  or when it  anticipates  receiving  dividend  payments in a foreign  currency,  the Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend  payments.  To do so, the Fund could enter into a forward  contract for the purchase or sale of the amount of foreign  currency  involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a  "transaction  hedge." The  transaction  hedge will protect the Fund against a loss from an adverse change in the currency  exchange  rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward  contracts to lock in the U.S. dollar value of portfolio  positions.  This is called a "position  hedge." When the Fund believes  that foreign  currency  might suffer a  substantial  decline against  the U.S.  dollar,  it could  enter  into a forward  contract  to sell an amount of that  foreign  currency approximating  the value of some or all of the Fund's portfolio  securities  denominated in that foreign  currency.
When the Fund  believes that the U.S.  dollar might suffer a substantial  decline  against a foreign  currency,  it could enter into a forward  contract to buy that foreign  currency for a fixed dollar  amount.  Alternatively,  the
Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar amount if the Fund believes that the U.S.  dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall whenever  there is a decline in the U.S.  dollar value of the currency in which  portfolio  securities of the Fund are denominated.  That is referred to as a "cross hedge."

         The Fund will cover its short  positions  in these  cases by  identifying  to its  custodian  bank  assets having a value equal to the aggregate amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such  contracts if the  consummation  of the  contracts would  obligate  the Fund to deliver an amount of foreign  currency in excess of the value of the Fund's  portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However,  to avoid excess  transactions  and  transaction  costs,  the Fund may maintain a net exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in foreign  currencies if the excess amount is "covered" by liquid securities  denominated in any currency.  The cover must be at least  equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call  option  permitting  the Fund to  purchase  the  amount of foreign  currency  being  hedged by a forward  sale contract at a price no higher than the forward  contract  price.  As another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign currency subject to a forward purchase  contract at a price as high or higher than the forward contact price.

         The precise  matching of the amounts under  forward  contracts  and the value of the  securities  involved generally  will not be possible  because the future value of  securities  denominated  in foreign  currencies  will change as a consequence of market  movements  between the date the forward contract is entered into and the date it is sold.  In some cases the Manager  might decide to sell the security and deliver  foreign  currency to settle the original  purchase  obligation.  If the market  value of the  security is less than the amount of foreign  currency the Fund is obligated to deliver,  the Fund might have to purchase  additional foreign currency on the "spot" (that is, cash) market to settle the security  trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot market some of the foreign currency  received upon the sale of the security.  There will be additional  transaction costs on the spot market in those cases.

         The  projection  of  short-term  currency  market  movements is extremely  difficult,  and the  successful execution  of a  short-term  hedging  strategy  is  highly  uncertain.  Forward  contracts  involve  the risk  that anticipated  currency  movements  will not be  accurately  predicted,  causing the Fund to sustain  losses on these contracts and to pay additional  transactions  costs. The use of forward  contracts in this manner might reduce the
Fund's  performance if there are unanticipated  changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the  maturity of a forward  contract  requiring  the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the alternative the Fund might retain the  security and offset its  contractual  obligation  to deliver the currency by  purchasing a second contract.  Under that  contract the Fund will obtain,  on the same maturity  date,  the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified  currency by entering into a second contract  entitling it to sell the same amount of the same currency on the maturity  date of the first  contract.  The Fund would  realize a gain or loss as a result of entering  into such an  offsetting  forward  contract  under  either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the  currencies  involved  moved between the execution  dates of the first contract and offsetting contract.

         The costs to the Fund of  engaging  in  forward  contracts  varies  with  factors  such as the  currencies involved,  the length of the contract period and the market  conditions then prevailing.  Because forward contracts are usually  entered into on a principal  basis,  no brokerage  fees or  commissions  are  involved.  Because these contracts  are not  traded  on an  exchange,  the  Fund  must  evaluate  the  credit  and  performance  risk of the counterparty under each forward contract.

         Although  the Fund  values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis.  The Fund may convert  foreign  currency from time to time, and will incur costs in doing so. Foreign  exchange  dealers do not charge a fee for conversion,  but they do seek to realize a profit  based on the  difference  between  the prices at which they buy and sell  various currencies.  Thus,  a dealer  might  offer to sell a foreign  currency  to the Fund at one rate,  while  offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

         |_|  Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate within certain  guidelines and  restrictions  with respect to the use of futures as established
by  the  Commodities  Futures  Trading  Commission  (the  "CFTC").  In  particular,   the  Fund  is  exempted  from
registration  with the CFTC as a "commodity  pool operator" if the Fund complies with the  requirements of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage  of the Fund's  assets  that may be used for  futures margin and related  options  premiums  for a bona fide hedging  position.  However,  under the Rule,  the Fund must limit its  aggregate  initial  futures  margin and related  options  premiums to not more than 5% of the Fund's net assets for hedging  strategies  that are not  considered  bona fide hedging  strategies  under the Rule.  Under the
Rule,  the Fund must also use short  futures and options on futures  solely for bona fide hedging  purposes  within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges  limit the  maximum  number of  options  that may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or purchased on the same or different  exchanges or are held in one or more accounts or through one or more different  exchanges or through  one or more  brokers.  Thus,  the number of  options  that the Fund may write or hold may be  affected  by options written or held by other  entities,  including other  investment  companies  having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's  advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the  liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

         Under the  Investment  Company Act,  when the Fund  purchases a future,  it must  maintain cash or readily marketable  short-term  debt  instruments in an amount equal to the market value of the  securities  underlying the future, less the margin deposit applicable to it.

         |_| Tax Aspects of Certain Hedging  Instruments.  Certain foreign currency exchange contracts in which the
Fund may invest are treated as "Section 1256  contracts"  under the Internal  Revenue  Code.  In general,  gains or losses relating to Section 1256 contracts are  characterized  as 60% long-term and 40% short-term  capital gains or losses under the Code.  However,  foreign  currency  gains or losses  arising from Section 1256  contracts that are forward  contracts  generally are treated as ordinary  income or loss. In addition,  Section 1256 contracts held by the Fund at the end of each  taxable year are  "marked-to-market,"  and  unrealized  gains or losses are treated as though they were realized.  These  contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment  company  distributions and for other purposes under rules prescribed  pursuant to the
Internal  Revenue  Code.  An  election  can  be  made  by  the  Fund  to  exempt  those   transactions   from  this
marked-to-market treatment.

         Certain  forward  contracts  the Fund  enters  into may  result in  "straddles"  for  federal  income  tax purposes.  The straddle  rules may affect the character  and timing of gains (or losses)  recognized by the Fund on straddle  positions.  Generally,  a loss sustained on the disposition of a position making up a straddle is allowed only to the  extent  that  the loss  exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed  loss  is  generally  allowed  at the  point  where  there  is no  unrecognized  gain  in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)      gains or losses  attributable  to  fluctuations  in  exchange  rates that occur  between the time the Fund accrues  interest or other  receivables  or accrues  expenses or other  liabilities  denominated in a foreign currency and the time the Fund actually  collects such receivables or pays such  liabilities,
              and
(2)      gains or losses  attributable  to  fluctuations  in the value of a foreign  currency  between  the date of acquisition  of a debt  security  denominated  in a foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

         Currency gains and losses are offset  against  market gains and losses on each trade before  determining a net "Section 988" gain or loss under the Internal  Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X| Temporary Defensive  Investments.  When market conditions are unstable,  or the Manager believes it is otherwise  appropriate  to reduce  holdings  in stocks,  the Fund can invest in a variety  of debt  securities  for defensive  purposes.  The Fund can also purchase these securities for liquidity  purposes to meet cash needs due to the  redemption  of Fund  shares,  or to hold  while  waiting  to  reinvest  cash  received  from the sale of other portfolio securities. The Fund can buy:

         |_|  high-quality,  short-term money market  instruments,  including those issued by the U. S. Treasury or other government agencies,
|_|      commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies),
|_|      short-term debt obligations of corporate issuers,
         |_|  certificates  of deposit and bankers'  acceptances of domestic and foreign banks and savings and loan associations, and
         |_|  repurchase agreements.

         Short-term debt securities  would normally be selected for defensive or cash management  purposes  because they can  normally be disposed of quickly,  are not  generally  subject to  significant  fluctuations  in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting securities.  Under the  Investment  Company  Act, a  "majority"  vote is defined as the vote of the  holders of the lesser of:

         |_|  67% or more of the shares present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_|  more than 50% of the outstanding shares.

         The Fund's investment  objective is a fundamental  policy.  Other policies  described in the Prospectus or this Statement of Additional  Information are  "fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies without  shareholder  approval.  However,  significant changes to investment  policies will be described in  supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X| What are the Fund's  Additional  Fundamental  Policies?  The  following  investment  restrictions  are fundamental policies of the Fund.

         |_|  The Fund cannot buy  securities  issued or  guaranteed by any one issuer if more than 5% of its total assets would be invested in  securities  of that issuer or if it would then own more than 10% of that issuer's voting  securities.  That restriction  applies to 75% of the Fund's total assets.  The limit
              does  not  apply  to  securities   issued  by  the  U.S.   government  or  any  of  its  agencies  or
              instrumentalities.
         |_|  The Fund cannot invest in physical  commodities or physical commodity  contracts.  However,  the Fund can buy and sell hedging  instruments  to the extent  specified in its  Prospectus and this Statement of  Additional  Information  from  time to time.  The Fund  can also buy and sell  options,  futures, securities  or other  instruments  backed  by, or the  investment  return  from  which,  is linked to changes in the price of, physical commodities.
         |_|  The Fund  cannot  lend  money.  However,  it can  invest  in all or a  portion  of an issue of bonds, debentures,  commercial  paper or other  similar  corporate  obligations.  The Fund may also lend its portfolio  securities  subject to the  restrictions  stated in the  Prospectus  and this Statement of
              Additional Information and can enter into repurchase transactions.
         |_|  The Fund  cannot  concentrate  investments.  That  means it  cannot  invest  25% or more of its total assets in companies in any one industry.
         |_|  The Fund cannot  underwrite  securities of other  companies.  A permitted  exception is in case it is deemed to be an underwriter  under the  Securities Act of 1933 when reselling any securities  held in its own portfolio.
|_|      The Fund cannot  invest in real estate or in  interests  in real  estate.  However,  the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.
|_|      The Fund cannot issue  "senior  securities."  However,  that  restriction  does not prohibit the Fund from borrowing money subject to the provisions set forth in this Statement of Additional  Information,  or from  entering  into margin,  collateral  or escrow  arrangements  permitted by its other  investment policies.

         |X|  Non-Fundamental  Investment  Restrictions.  The Fund has a number  of other  investment  restrictions that are not fundamental  policies,  which means that they can be changed by vote of a majority of the Fund's Board of Trustees without shareholder approval.

|_|      The Fund cannot invest in companies for the purpose of acquiring control or management of them.
|_|      The Fund cannot  invest in or hold  securities  of any issuer if officers and Trustees or directors of the
              Fund or the Manager  individually  or  beneficially  own more than1/2of 1% of the  securities of that issuer and together own more than 5% of the securities of that issuer.
|_|      The Fund cannot purchase  securities on margin.  However,  the Fund can make margin deposits in connection with any of the hedging instruments permitted by any of its other investment policies.
|_|      The Fund cannot pledge,  mortgage or hypothecate  any of its assets.  However,  this does not prohibit the escrow  arrangements  contemplated  by writing  covered  call options or other  collateral  or margin arrangements  in  connection  with  any of the  hedging  instruments  permitted  by any of its  other investment policies.

         Unless the Prospectus or this  Statement of Additional  Information  states that a percentage  restriction applies  on an ongoing  basis,  it applies  only at the time the Fund makes an  investment.  The Fund need not sell securities  to meet the  percentage  limits if the value of the  investment  increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to  concentrate  its  investments as described  above,  the Fund has adopted the industry  classifications  set forth in Appendix A to this  Statement of Additional  Information.  That is not a fundamental policy.

How the Fund is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment  company with an unlimited number of authorized  shares of beneficial  interest.  The Fund was organized as a Massachusetts  business trust in
June 1997.

         |X|  Classes of Shares. The Trustees are authorized,  without shareholder  approval,  to create new series and classes of shares.  The Trustees may reclassify  unissued shares of the Fund into additional  series or classes of  shares.  The  Trustees  also may divide or  combine  the  shares of a class into a greater or lesser  number of shares without  changing the  proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have cumulative  voting  rights or  preemptive  or  subscription  rights.  Shares  may be voted in person or by proxy at shareholder meetings.

         The Fund  currently  has five  classes  of  shares:  Class A,  Class B,  Class C, Class N and Class Y. All
classes invest in the same investment  portfolio.  Only retirement plans may purchase Class N shares.  Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate  voting rights on matters in which  interests of one class are different  from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional shares voting  proportionally  on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of  Shareholders.  As a Massachusetts  business trust,  the Fund is not required to hold, and does not plan to hold,  regular annual  meetings of  shareholders.  The Fund will hold meetings when required to do so by the Investment  Company Act or other applicable law. It will also do so when a shareholder  meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders  have the right,  upon the  declaration  in writing or vote of two-thirds of the  outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of  shareholders  to vote on the removal of a Trustee  upon the written  request of the record  holders of 10% of its  outstanding  shares.  If the Trustees receive a request from at least 10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the Fund's  shareholder  list  available to the  applicants  or  mail  their  communication  to all  other  shareholders  at the  applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting  at least 1% of the Fund's  outstanding  shares,  whichever is less.
The Trustees may also take other action as permitted by the Investment Company Act.

         |X|  Shareholder and Trustee  Liability.  The Fund's  Declaration of Trust contains an express  disclaimer of  shareholder  or  Trustee  liability  for the Fund's  obligations.  It also  provides  for  indemnification  and reimbursement  of  expenses  out of the  Fund's  property  for  any  shareholder  held  personally  liable  for its obligations.  The  Declaration  of Trust also states that upon  request,  the Fund shall  assume the defense of any claim made  against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law  permits a  shareholder  of a business  trust  (such as the Fund) to be held  personally liable as a "partner" under certain  circumstances.  However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively  remote  circumstances in which the Fund would be unable to meet its obligations.

         The  Fund's  contractual  arrangements  state  that any  person  doing  business  with the Fund  (and each shareholder  of the  Fund)  agrees  under its  Declaration  of Trust to look  solely to the  assets of the Fund for satisfaction  of any claim or demand that may arise out of any dealings with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Board of Trustees has an Audit Committee.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.  The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditors concerning the Fund's internal accounting procedures and controls, and reviews reports of the Manager's internal auditor.  The members of the Audit Committee are Paul Clinton (Chairman), Thomas Courtney, Robert Galli, Lacy
Herrmann and Brian Wruble.  The Audit Committee met three times during the Fund's fiscal year ended October 31,
2001.

Trustees and Officers of the Fund.  The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and the principal occupations and business affiliations during the past five years are listed below.  Each of the Trustees are independent trustees, which means that they have no affiliation with the Manager as defined in the Investment Company Act.  The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares of the Board III
Funds beneficially owned by the Trustee.  All information is as of December 31, 2001.  All of the Trustees are
also trustees or directors of the following Oppenheimer funds (referred to as "Board III Funds"):

Oppenheimer  Quest For  Value  Funds,  a series  fund  Rochester Portfolio Series, a series fund having one series:
having the following series:                                 Limited-Term New York Municipal Fund
     Oppenheimer Small Cap Value Fund,                 Bond Fund Series, a series fund having one series:
     Oppenheimer Quest Balanced Value Fund and               Oppenheimer Convertible Securities Fund
     Oppenheimer Quest Opportunity Value Fund          Rochester Fund Municipals
Oppenheimer Quest Global Value Fund, Inc.              Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.

         In addition to being a director or trustee of the Board III Funds, Mr. Galli is also a director or trustee of 31 other portfolios in the Oppenheimer Funds complex.

         Messrs. Murphy, Bishop, Farrar, Molleur, Wixted, Zack, and Bartlett, and Mses. Feld and Ives who are
officers of the Fund, respectively hold the same offices of the other Board III Funds. As of February 8, 2002, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board III Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Independent Trustees

-------------------------- ------------------------------------------------------- ---------------- -------------------
                                                                                                     Aggregate Dollar
Name, Address,1 Age,                                                                Dollar Range     Range of Shares
Position(s) Held with      Principal Occupation(s) During Past 5 Years / Other        of Shares      Owned in any of
Fund and Length of Time    Trusteeships Held by Trustee / Number of Portfolios      Owned in the      the Board III
Served2                    in Fund Complex Overseen by Trustee                          Fund              Funds
-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------
Thomas W. Courtney,        Principal  of  Courtney   Associates,   Inc.  (venture        $0         $10,001 - $50,000
Chairman of the Board of   capital  firm);  former  General  Partner  of  Trivest
Trustees, Trustee (since   Venture Fund (private  venture  capital fund);  former
2000)                      President   of   Investment    Counseling    Federated
Age: 68                    Investors,  Inc.;  Trustee  of Cash  Assets  Trust,  a
                           money  market  fund;  Director  of OCC Cash  Reserves,
                           Inc. and Trustee of OCC  Accumulation  Trust,  both of
                           which are open-end  investment  companies;  Trustee of
                           four funds for  Pacific  Capital and Tax Free Trust of
                           Arizona.  Director/trustee of 10 investment  companies
                           in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------
Paul Y. Clinton,           Principal of Clinton Management Associates, a
Trustee, (since 2000)      financial and venture capital consulting firm;
Age: 70.                   Trustee of Capital Cash Management Trust, a
                           money-market fund and Narragansett Tax-Free Fund, a
                           tax-exempt bond fund; Director of OCC Cash Reserves,
                           Inc. and Trustee of OCC Accumulation Trust, both of
                           which are open-end investment companies. Formerly:
                           Director, External Affairs, Kravco Corporation, a
                           national real estate owner and property management
                           corporation; President of Essex Management                    $0           Over $100,000
                           Corporation, a management consulting company; a
                           general partner of Capital Growth Fund, a venture
                           capital partnership; a general partner of Essex
                           Limited Partnership, an investment partnership;
                           President of Geneve Corp., a venture capital fund;
                           Chairman of Woodland Capital Corp., a small business
                           investment company; and Vice President of W.R. Grace
                           & Co. Director/trustee of 10 investment companies in
                           the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------
Robert G. Galli,           A Trustee or Director of other Oppenheimer funds.             $0         Over $100,0003
Trustee (since 2000)       Formerly Vice Chairman of the Manager (October 1995 -
Age: 68                    December 1997). Director/trustee of 41 investment
                           companies in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------
Lacy B. Herrmann,          Chai Chairman and Chief Executive Officer of Aquila           $0         $10,001 - $50,000
Trustee (since 2000)       Management Corporation, the sponsoring organization
Age: 72                    and manager, administrator and/or sub-Adviser to the
                           following open-end investment companies, and Chairman
                           of the Board of Trustees and President of each:
                           Churchill Cash Reserves Trust, Aquila - Cascadia
                           Equity Fund, Pacific Capital Cash Assets Trust,
                           Pacific Capital U.S. Treasuries Cash Assets Trust,
                           Pacific Capital Tax-Free Cash Assets Trust, Prime
                           Cash Fund, Narragansett Insured Tax-Free Income Fund,
                           Tax-Free Fund For Utah, Churchill Tax-Free Fund of
                           Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust
                           of Oregon, Tax-Free Trust of Arizona, Hawaiian
                           Tax-Free Trust, and Aquila Rocky Mountain Equity
                           Fund; Vice President, Director, Secretary, and
                           formerly Treasurer of Aquila Distributors, Inc.,
                           distributor of the above funds; President and
                           Chairman of the Board of Trustees of Capital Cash
                           Management Trust ("CCMT"), and an Officer and
                           Trustee/Director of its predecessors; President and
                           Director of STCM Management Company, Inc., sponsor
                           and adviser to CCMT; Chairman, President and a
                           Director of InCap Management Corporation, formerly
                           sub-adviser and administrator of Prime Cash Fund and
                           Short Term Asset Reserves; Director of OCC Cash
                           Reserves, Inc., and Trustee of OCC Accumulation
                           Trust, both of which are open-end investment
                           companies; Trustee Emeritus of Brown University.
                           Director/trustee of 10 investment companies in the
                           OppenheimerFunds complex.
-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------
Brian Wruble, Trustee      Special Limited Partner (since January 1999) of            $1-10,000     $10,001 - $50,000
(since 2000)               Odyssey Investment Partners, LLC (private equity
Age: 58                    investment); General Partner (since September 1996)
                           of Odyssey Partners, L.P. (hedge fund in distribution
                           since 1/1/97); Director (since May 2000) of Ray &
                           Berendtson, Inc. (executive search firm); Board of
                           Governing Trustees (since August 1990) of The Jackson
                           Laboratory (non-profit); Trustee (since May 1992) of
                           Institute for Advanced Study (educational institute);
                           Trustee (since May 2000) of Research Foundation of
                           AIMR (investment research, non-profit); formerly
                           Governor, Jerome Levy Economics Institute of Bard
                           College (economics research) (August 1990 - September
                           2001).  Director/trustee of 10 investment companies
                           in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------- ---------------- -------------------

Officers of the Fund

----------------------------------------------- ----------------------------------------------------------------------
Name, Address,4 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Time Served5
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Bruce L. Bartlett, VP and Portfolio Manager,    Senior  Vice  President  (since  January  1999)  of the  Manager;  an
Age: 51
                                                officer and portfolio  manager of other Oppenheimer  funds.  Prior to joining  the  Manager in April,  1995,  he was a Vice  President  and
                                                Senior  Portfolio  Manager  at  First  of  America  Investment  Corp.
                                                (September 1986 - April 1995).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
John V. Murphy,                                 Chairman, Chief Executive Officer and director (since June 2001) and
President (since October 2001)                  President (since September 2000) of the Manager; President and a
Age: 52                                         trustee of other Oppenheimer funds; President and a director (since
                                                July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; Director (since November
                                                2001) of OppenheimerFunds Distributor, Inc., a subsidiary of the
                                                Manager; Chairman and a director (since July 2001) of Shareholder
                                                Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since
                                                July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OAM Institutional,
                                                Inc. and Centennial Asset Management Corporation (since November
                                                2001), HarbourView Asset Management Corporation and OFI Private
                                                Investments, Inc. (since July 2002); President (since November 1,
                                                2001) and a director (since July 2001) of Oppenheimer Real Asset
                                                Management, Inc., an investment advisor subsidiary of the Manager; a director (since November 2001) of Trinity Investment Management
                                                Corp. and Tremont Advisers, Inc., investment advisory affiliates of the Manager; Executive Vice President (since February 1997) of
                                                Massachusetts Mutual Life Insurance Company, the Manager's parent company; a director (since June 1995) of DBL Acquisition
                                                Corporation; formerly Chief Operating Officer (from September 2000 to June 2001) of the Manager; President and trustee (from November
                                                1999 to November 2001) of MML Series Investment Fund and MassMutual
                                                Institutional Funds, open-end investment companies; a director (from
                                                September 1999 to August 2000) of C.M. Life Insurance Company;
                                                President, Chief Executive Officer and director (from September 1999 to August 2000) of MML Bay State Life Insurance Company; a director
                                                (from June 1989 to June 1998) of Emerald Isle Bancorp and Hibernia
                                                Savings Bank, wholly-owned subsidiary of Emerald Isle Bancorp;
                                                Executive Vice President Director and Chief Operating Officer (from
                                                June 1995 to January 1997) of David L. Babson & Co., Inc., an
                                                investment advisor; Chief Operating Officer (from March 1993 to
                                                December 1996) of Concert Capital Management, Inc., an investment advisor.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal           Senior Vice President and Treasurer (since March 1999) of the
Financial and Accounting Officer (since 2000)   Manager; Treasurer (since March 1999) of HarbourView Asset
Age: 42                                         Management Corporation, Shareholder Services, Inc., Oppenheimer Real
                                                Asset Management Corporation, Shareholder Financial Services, Inc.
                                                and Oppenheimer Partnership Holdings, Inc., of OFI Private
                                                Investments, Inc. (since March 2000) and of OppenheimerFunds
                                                International Ltd. and Oppenheimer Millennium Funds plc (since May
                                                2000); Treasurer and Chief Financial Officer (since May 2000) of
                                                Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of
                                                Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust
                                                Company - Mutual Fund Services Division (March 1995 - March 1999);
                                                Vice President and Chief Financial Officer of CS First Boston
                                                Investment Management Corp. (September 1991 - March 1995).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Robert J. Bishop, Assistant Treasurer           Vice President of the Manager/Mutual Fund Accounting (since May
(since 2000)                                    1996); an officer of other
Age: 42                                         Oppenheimer funds; formerly an Assistant Vice President of the
                                                Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund
                                                Controller of the Manager.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Adele A. Campbell, Assistant Treasurer          Assistant Vice President of the Manager (1996-Present); Formerly
(since 2000)                                    Assistant Vice President of Rochester Fund Services, Inc. (1994 -
Age: 38                                         1996).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Scott T. Farrar, Assistant Treasurer            Vice President of the Manager/Mutual Fund Accounting (since May
(since 2000)                                    1996); Assistant Treasurer of Oppenheimer Millennium Funds plc
Age: 36                                         (since October 1997); an officer of other Oppenheimer Funds;
                                                formerly an Assistant Vice President of the Manager/Mutual Fund
                                                Accounting (April 1994 - May 1996), and a Fund Controller of the
                                                Manager.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Robert G. Zack, Secretary (since October 2001)  Senior Vice President (since May 1985) and Acting General Counsel
Age: 53                                         (since November 2001) of the Manager; Assistant Secretary of
                                                Shareholder Services, Inc. (since May 1985), Shareholder Financial
                                                Services, Inc. (since November 1989); OppenheimerFunds International
                                                Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary           Vice President and Senior Counsel of the Manager (since July 1999);
(since October 2001)                            an officer of other Oppenheimer funds; formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary          Vice President and Senior Counsel of the Manager (since July 1999);
(since October 2001)                            an officer of other Oppenheimer funds; formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary           Vice President and Assistant Counsel of the Manager (since June
(since October 2001)                            1998); an officer of other Oppenheimer funds; formerly an Assistant
Age: 36                                         Vice President and Assistant Counsel of the Manager (August 1997 -
                                                June 1998); and Assistant Counsel of the Manager (August 1994-August
                                                1997).
----------------------------------------------- ----------------------------------------------------------------------

      |X|  Remuneration  of  Trustees.  The  officers  of the Fund are  affiliated  with the Manager and receive no salary or fee from the Fund. The remaining  Trustees  received the compensation  shown below. The compensation from the Fund was paid  during  its  fiscal  year  ended  October  31,  2001.  The  table  below  also  shows  the total compensation  from all of the Board III Oppenheimer  funds listed above,  including the compensation from the Fund, and from two other funds that are not Oppenheimer  funds but for which the Sub-Advisor acts as investment  advisor.
That amount represents  compensation received as a director,  trustee, or member of a committee of the Board during the calendar year 2001.

         | Committees of the Board of Trustees.  The Board of Trustees has an Audit  Committee.  The members of the
Audit Committee are John Cannon  (Rochester funds only),  Paul Clinton,  Thomas Courtney,  Lacy Herrmann and Robert
Galli.  The Audit  Committee held  meetings_______  during the Fund's fiscal year ended October 31, 2001. The Audit
Committee provides the Board with  recommendations  regarding the selection of the Fund's independent  auditor. The
Audit  Committee also reviews the scope and results of audits and the audit fees charged,  reviews reports from the
Fund's  independent  auditor  concerning  the Fund's  internal  accounting  procedures and controls and selects and nominates for approval by the Board the independent Trustees.

---------------------------- ---------------------------- ---------------------------- -----------------------------
                               Aggregate Compensation         Retirement Benefits           Total Compensation
                                   From the Fund1           Accrued as Part of Fund         From all Board III
      Trustee's Name                                               Expenses               Oppenheimer Funds (10
                                                                                                 Funds)2
---------------------------- ---------------------------- ---------------------------- -----------------------------
---------------------------- ---------------------------- ---------------------------- -----------------------------
Paul Y. Clinton4                       $9,313                         $0                         $157,326
---------------------------- ---------------------------- ---------------------------- -----------------------------
---------------------------- ---------------------------- ---------------------------- -----------------------------
Thomas W. Courtney4                    $9,313                         $0                         $157,326
---------------------------- ---------------------------- ---------------------------- -----------------------------
---------------------------- ---------------------------- ---------------------------- -----------------------------
Robert G. Galli3                       $9,313                         $0                         $202,886
---------------------------- ---------------------------- ---------------------------- -----------------------------
---------------------------- ---------------------------- ---------------------------- -----------------------------
Lacy B. Herrmann4                      $9,313                         $0                         $157,326
---------------------------- ---------------------------- ---------------------------- -----------------------------
---------------------------- ---------------------------- ---------------------------- -----------------------------
George Loft5                           $3,919                         $0                         $37,876
---------------------------- ---------------------------- ---------------------------- -----------------------------
---------------------------- ---------------------------- ---------------------------- -----------------------------
Brian Ruble6                           $5,393                         $0                         $59,250
---------------------------- ---------------------------- ---------------------------- -----------------------------
1.       Aggregate  Compensation  includes  fees,  deferred  compensation,  if any, and  retirement  plan  benefits accrued for a Trustee/Director, if any. For the Fund's fiscal year ended 10/31/01.
2.       For the 2001 calendar year.
3.       Total  compensation for the 2001 calendar year includes  $105,760  compensation  received for serving as a
     Trustee or Director of 33 other Oppenheimer funds.
4.       Total  compensation for the 2001 calendar year includes $60,200  compensation  paid by two funds (OCC Cash
     Reserve and OCC Accumulated Trust) for which the Sub-Advisor acts as the investment advisor.
5.       Retired on 3/31/01.
6.       Elected to the board on 4/1/01.

         |X|  Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that provides for payments to retired  Trustees.  Payments  are up to 80% of the  average  compensation  paid  during a  Trustee's  five years of service in which the highest  compensation  was received.  A Trustee must serve as Trustee for any of the Board III
Oppenheimer  funds  listed  above for at least 15 years to be eligible  for the  maximum  payment.  Each  Trustee's retirement  benefits  will  depend on the  amount of the  Trustee's  future  compensation  and  length of  service.
Therefore the amount of those  benefits  cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

         |X| Deferred  Compensation  Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation
Plan for  disinterested  Trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation  deferred  by a Trustee is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more Oppenheimer funds selected  by the  Trustee.  The  amount  paid to the  Trustee  under the plan  will be  determined  based  upon the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially  affect the Fund's assets,  liabilities  and net income per share.  The plan will not  obligate  the Fund to retain the  services  of any  Trustee or to pay any particular  level of  compensation  to any  Trustee.  Pursuant to an Order  issued by the  Securities  and Exchange
Commission,  the Fund may invest in the funds selected by the Trustee under the plan without  shareholder  approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X| Major  Shareholders.  As of  February  8,  2002,  the only  people who owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's  outstanding  Class A, Class B, Class C, Class N or Class Y shares were:

         Charles  Schwab & Company  Inc.,  Special  Custody  Account for the Exclusive  Benefit of Customers,  Attn
Mutual Funds, 101 Montgomery  Street,  San Francisco,  California  94104-4122,  which owned  3,178,919.492  Class A shares (8.99% of the Class A shares then outstanding).

         Anthony Di Maria TR,  TJH  Medical  Services  PC 401k,  8906 135th  Street,  Suite 7E,  Jamaica,  New York
11418-2834, which owned 52,656.698 Class N shares (15.87% of the Class N shares then outstanding).

         RPSS TR, VML Inc 401k Plan, Attn Kathy Labonte,  250 NW Richards Road, Kansas City,  Missouri  64116-4272,
which owned 27,589.035 Class N shares (8.31% of the Class N shares then outstanding).

         Mass Mutual Life Insurance Company,  Attn Monica Margeson N-328,  Separate Investment Account,  1295 State
Street,  Springfield,  Massachusetts  01111-0001,  which owned  223,468.034  Class Y shares  (62.83% of the Class Y shares then outstanding).

         Persumma  Financial  Services,  Mass  Mutual  Financial  Group,  1295 State  Street,  #N328,  Springfield,
Massachusetts 01111-0001, which owned 120,020.494 Class Y shares (33.74% of the Class Y shares then outstanding).

The Manager.  The Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled by
Massachusetts Mutual Life Insurance Company.

         |X| Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain  employees,  including  portfolio  managers,  that would compete  with or take  advantage  of the Fund's  portfolio  transactions.  Covered  persons  include  persons  with knowledge of the  investments  and  investment  intentions of the Fund and other funds advised by the Manager.  The
Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the  Fund's  registration  statement  filed  with the  Securities  and
Exchange  Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington,  D.C. You can
obtain   information  about  the  hours  of  operation  of  the  Public  Reference  Room  by  calling  the  SEC  at
1.202.942.8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement  on the SEC's
EDGAR  database  at the SEC's  Internet  website at  http://www.sec.gov.  Copies may be  obtained,  after  paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov.,  or by writing to the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

         |X|  The  Investment  Advisory  Agreement.   The  Manager  provides  investment  advisory  and  management services  to the Fund under an  investment  advisory  agreement  between  the  Manager  and the Fund.  The  Manager selects  securities for the Fund's  portfolio and handles its  day-to-day  business.  The portfolio  manager of the
Fund is employed by the Manager and is the person who is principally  responsible for the day-to-day  management of the Fund's  portfolio.  Other members of the Manager's  Equity  Portfolio  Team provide the portfolio  manager with counsel and support in managing the Fund's portfolio.

         The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office  space, facilities  and  equipment.  It  also  requires  the  Manager  to  provide  and  supervise  the  activities  of all
administrative  and  clerical  personnel  required  to  provide  effective   administration  for  the  Fund.  Those
responsibilities  include  the  compilation  and  maintenance  of  records  with  respect  to its  operations,  the preparation and filing of specified  reports,  and composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly  assumed by the Manager  under the advisory  agreement.  The advisory agreement lists examples of expenses paid by the Fund. The major categories  relate to interest,  taxes,  brokerage commissions,  fees to certain  Trustees,  legal and audit expenses,  custodian and transfer agent  expenses,  share issuance costs,  certain printing and registration costs and non-recurring  expenses,  including  litigation costs.
The  management  fees paid by the Fund to the Manager are  calculated  at the rates  described  in the  Prospectus, which are  applied  to the assets of the Fund as a whole.  The fees are  allocated  to each  class of shares  based upon the relative proportion of the Fund's net assets represented by that class.

               --------------------------------------- ------------------------------------
                                                             Management Fees Paid to
                         Fiscal Year Ended:                  OppenheimerFunds, Inc.
               --------------------------------------- ------------------------------------
               --------------------------------------- ------------------------------------
                             10/31/981                               $81,953
               --------------------------------------- ------------------------------------
               --------------------------------------- ------------------------------------
                              10/31/99                              $817,885
               --------------------------------------- ------------------------------------
               --------------------------------------- ------------------------------------
                              10/31/00                             $9,665,786
               --------------------------------------- ------------------------------------
               --------------------------------------- ------------------------------------
                              10/31/01                             $9,759,526
               --------------------------------------- ------------------------------------
         1.       For the period from 12/1/97 (commencement of operations) to October 31, 1998.
                      During 1998, the Fund's fiscal year was changed from 8/31 to 10/31.

         The investment  advisory  agreement states that in the absence of willful  misfeasance,  bad faith,  gross negligence  in the  performance  of its duties or  reckless  disregard  of its  obligations  and  duties  under the investment  advisory  agreement,  the  Manager  is not liable for any loss the Fund  sustains  for any  investment, adoption of any investment policy, or the purchase, sale or retention of any security.

         The agreement permits the Manager to act as investment  advisor for any other person,  firm or corporation and to use  the  name  "Oppenheimer"  in  connection  with  other  investment  companies  for  which  it may act as investment  advisor or general  distributor.  If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

            For the most recent  renewal of the Fund's  investment  advisory  agreement in December 2001, the Board considered,  with its  counsel:  (i) the  quality  and extent of the  services  to be  provided  to the Fund by the
Manager;  (ii)  the  depth  of  organization,  expertise  and  experience  of  the  Manager;  (iii)  the  financial resources  of the  Manager;  (iv) the  ability of the Manager to retain and attract  qualified  personnel;  (v) the performance  of assets  managed  by the  Manager in the  Fund's  investment  style;  (vi)  benefits  derived by the
Manager from its relationship with the Fund,  including  receipt of tangible and intangible  research by allocating the Fund's  brokerage per section 28(e) of the Securities  Exchange Act of 1934;  and (vii) the overall  experience and  reputation  of the Manager in  providing  such  services  to  investment  companies.  In  addition,  the Board reviewed and discussed he terms and conditions of the investment  advisory  agreement.  Based upon its review,  the
Board of Trustees  concluded that the terms of the Fund's investment  advisory  agreement are reasonable,  fair and in the  best  interests  of the Fund  and its  shareholders,  and  that  the  fees  provided  therein  are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

|X|           Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         In arriving  at a decision,  the Board did not single out any one factor or group of factors as being more important than other factors,  but  considered all factors  together.  The Board judged the terms and conditions of the Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory  Agreement.  One of the duties of the Manager under the investment advisory  agreement  is to arrange  the  portfolio  transactions  for the Fund.  The  advisory  agreement  contains provisions  relating to the employment of broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory agreement to employ  broker-dealers,  including "affiliated" brokers, as that term is defined in the Investment  Company Act. The Manager may employ  broker-dealers  that the Manager thinks in its best judgment based on all relevant  factors,  will implement the policy of the Fund to obtain,  at reasonable  expense, the "best execution" of the Fund's  portfolio  transactions.  "Best execution" means prompt and reliable  execution at the most favorable price obtainable.  The Manager need not seek competitive  commission bidding.  However, it is expected to be aware of the current rates of eligible  brokers and to minimize the  commissions  paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment  advisory  agreement,  the Manager may select brokers  (other than  affiliates)  that provide  brokerage  and/or  research  services for the Fund and/or the other accounts over which the Manager or its affiliates have investment  discretion.  The commissions paid to such brokers may be higher than another  qualified broker would charge,  if the Manager makes a good faith  determination  that the  commission is fair and reasonable in relation to the services  provided.  Subject to those  considerations,  as a factor in selecting brokers for the
Fund's  portfolio  transactions,  the Manager may also  consider  sales of shares of the Fund and other  investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices  Followed  by the  Manager.  The  Manager  allocates  brokerage  for the Fund  subject  to the provisions of the investment  advisory  agreement and the  procedures and rules  described  above.  Generally,  the
Manager's  portfolio traders allocate brokerage based upon  recommendations  from the Manager's portfolio managers.
In certain  instances,  portfolio  managers may directly place trades and allocate  brokerage.  In either case, the
Manager's executive officers supervise the allocation of brokerage.

         Transactions  in  securities  other than those for which an exchange is the primary  market are  generally done with  principals or market  makers.  In  transactions  on foreign  exchanges,  the Fund may be required to pay fixed brokerage  commissions and therefore would not have the benefit of negotiated  commissions  available in U.S.
markets.  Brokerage  commissions  are  paid  primarily  for  transactions  in  listed  securities  or  for  certain fixed-income  agency  transactions in the secondary  market.  Otherwise  brokerage  commissions are paid only if it appears  likely that a better price or execution  can be obtained by doing so. In an option  transaction,  the Fund ordinarily  uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which the option relates.

         Other funds  advised by the Manager have  investment  policies  similar to those of the Fund.  Those other funds may  purchase or sell the same  securities  as the Fund at the same time as the Fund,  which could affect the supply and price of the  securities.  If two or more funds  advised by the Manager  purchase  the same  security on the same day from the same  dealer,  the  transactions  under those  combined  orders are  averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt  obligations are principal  transactions  at net prices.  Instead of using a broker for those transactions,  the Fund normally deals directly with the selling or purchasing  principal or market maker unless the  Manager  determines  that a better  price or  execution  can be  obtained  by using the  services  of a broker.  Purchases  of portfolio  securities  from  underwriters  include a commission  or  concession  paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread  between the bid and asked prices.  The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment  advisory agreement permits the Manager to allocate  brokerage for research  services.  The investment  research  services  provided by a  particular  broker may be useful only to one or more of the advisory accounts of the Manager and its  affiliates.  The investment  research  received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's  other accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment  research services include  information and analysis on particular  companies and industries as well  as  market  or  economic  trends  and  portfolio  strategy,  market  quotations  for  portfolio  evaluations, information  systems,  computer hardware and similar products and services.  If a research service also assists the
Manager  in a  non-research  capacity  (such as  bookkeeping  or other  administrative  functions),  then  only the percentage or component that provides  assistance to the Manager in the investment  decision-making  process may be paid in commission dollars.

         The Board of Trustees  permits the Manager to use stated  commissions  on  secondary  fixed-income  agency trades to obtain  research  if the broker  represents  to the  Manager  that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency  basis at the stated  commission, and (iii) the trade is not a riskless  principal  transaction.  The Board of  Trustees  permits  the Manager to use concessions  on  fixed-price  offerings  to  obtain  research,  in the  same  manner  as is  permitted  for  agency transactions.

         The research  services  provided by brokers broadens the scope and supplements the research  activities of the Manager.  That research provides  additional views and comparisons for consideration,  and helps the Manager to obtain  market  information  for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides  information  to the Board about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation  that the amount of such commissions was reasonably related to the value or benefit of such services.

          ----------------------------------- ----------------------------------------------------------

               Fiscal Year Ended 10/31:             Total Brokerage Commissions Paid by the Fund2
          ----------------------------------- ----------------------------------------------------------
          ----------------------------------- ----------------------------------------------------------
                        19981                                          $37,298
          ----------------------------------- ----------------------------------------------------------
          ----------------------------------- ----------------------------------------------------------
                         1999                                         $178,141
          ----------------------------------- ----------------------------------------------------------
          ----------------------------------- ----------------------------------------------------------
                         2000                                         $580,0163
          ----------------------------------- ----------------------------------------------------------
          ----------------------------------- ----------------------------------------------------------
                         2001                                        $1,558,8914
          ----------------------------------- ----------------------------------------------------------
1.       From  inception  of the Fund on 12/1/97 to October  31,  1998.  During  1998,  the Fund's  fiscal year was changed from 8/31 to 10/31.
2.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.
              3.  During the fiscal  year  ended  10/31/00,  the amount of  transactions  directed  to brokers  for research services
                     was $121,757,422 and the amount of the commissions paid to broker-dealers for those services was $132,848.
              4.  During the fiscal  year  ended  10/31/01,  the amount of  transactions  directed  to brokers  for research services
                     was $500,061,457 and the amount of the commissions paid to broker-dealers for those services was $657,022.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's different classes of shares. The
Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

         The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

              ----------------------- --------------------------- ---------------------------------

                                              Aggregate                       Class A
                      Fiscal                  Front-End                      Front-End
                       Year                 Sales Charges                  Sales Charges
                      Ended                   on Class A                    Retained by
                      10/31:                    Shares                      Distributor
              ----------------------- --------------------------- ---------------------------------
              ----------------------- --------------------------- ---------------------------------
                       1998                   $ 176,556                       $ 47,171
              ----------------------- --------------------------- ---------------------------------
              ----------------------- --------------------------- ---------------------------------
                       1999                   $1,197,997                      $346,132
              ----------------------- --------------------------- ---------------------------------
              ----------------------- --------------------------- ---------------------------------
                       2000                   $8,001,647                     $2,223,986
              ----------------------- --------------------------- ---------------------------------
              ----------------------- --------------------------- ---------------------------------
                       2001                   $4,350,671                    $1,160,3391
              ----------------------- --------------------------- ---------------------------------
      1. Includes amount retained by a broker-dealer that is an affiliate or a parent of the Distributor.

       ------------------------- ------------------- ------------------- ----------------- ------------------

                                 Concessions         Concessions         Concessions       Concessions
                                 on Class A          on Class B          on Class C        on Class N
       Fiscal                    Shares              Shares              Shares            Shares
       Year                      Advanced by         Advanced by         Advanced by       Advanced by
       Ended                     Distributor1        Distributor1        Distributor1      Distributor1
       10/31:
       ------------------------- ------------------- ------------------- ----------------- ------------------
       ------------------------- ------------------- ------------------- ----------------- ------------------
       1998                      $20,117             $ 248,554           $ 23,256          N/A
       ------------------------- ------------------- ------------------- ----------------- ------------------
       ------------------------- ------------------- ------------------- ----------------- ------------------
       1999                      $88,165             $2,031,676          $127,146          N/A
       ------------------------- ------------------- ------------------- ----------------- ------------------
       ------------------------- ------------------- ------------------- ----------------- ------------------
       2000                      $601,117            $15,049,373         $1,293,236        N/A
       ------------------------- ------------------- ------------------- ----------------- ------------------
       ------------------------- ------------------- ------------------- ----------------- ------------------
       2001                      $480,871            $6,744,263          $613,517          $24,1092
       ------------------------- ------------------- ------------------- ----------------- ------------------
1.       The  Distributor  advances  concession  payments to dealers  for  certain  sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
2.       The inception date of Class N shares was March 1, 2001.

   ------------- --------------------------- ---------------------------- ------------------------ ------------------------

   Fiscal Year       Class A Contingent          Class B Contingent         Class C Contingent       Class N Contingent
   Ended 10/31     Deferred Sales Charges      Deferred Sales Charges     Deferred Sales Charges   Deferred Sales Charges
                  Retained by Distributor      Retained by Distributor    Retained by Distributor  Retained by Distributor
   ------------- --------------------------- ---------------------------- ------------------------ ------------------------
   ------------- --------------------------- ---------------------------- ------------------------ ------------------------
   2000          $473                        $762,760                     $39,189                  $0
   ------------- --------------------------- ---------------------------- ------------------------ ------------------------
   ------------- --------------------------- ---------------------------- ------------------------ ------------------------
   2001          $3,441                      $1,306,155                   $69,810                  $0
   ------------- --------------------------- ---------------------------- ------------------------ ------------------------

Distribution  and  Service  Plans.  The Fund has  adopted a Service  Plan for Class A shares and  Distribution  and
Service  Plans for Class B, Class C and Class N shares  under  Rule  12b-1 of the  Investment  Company  Act.  Under those  plans the Fund pays the  Distributor  for all or a portion  of its costs  incurred  in  connection  with the distribution and/or servicing of the shares of the particular class.

         Each plan has been  approved by a vote of the Board of Trustees,  including a majority of the  Independent
Trustees6, cast in person at a meeting  called for the purpose of voting on that plan.  The  shareholder  votes for the plans were cast by the Manager as the sole initial holder of the shares of each class of shares of the Fund.

         Under the plans,  the Manager and the  Distributor may make payments to affiliates and in their sole discretion,  from time to time,  may use their own resources (at no direct cost to the Fund) to make payments to brokers,  dealers or other  financial  institutions  for  distribution  and  administrative  services they perform.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the  Fund's  Board  of  Trustees  and its  Independent  Trustees  specifically  vote  annually  to  approve  its continuance.  Approval  must be by a vote  cast in  person  at a  meeting  called  for the  purpose  of  voting  on continuing  the plan. A plan may be  terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the  holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

         The Board of Trustees and the  Independent  Trustees  must approve all material  amendments  to a plan. An amendment to increase  materially  the amount of payments to be made under a plan must be approved by  shareholders of the class  affected by the  amendment.  Because  Class B shares of the Fund  automatically  convert into Class A shares after six years,  the Fund must obtain the approval of both Class A and Class B shareholders  for a proposed material  amendment to the Class A plan that would  materially  increase  payments  under the plan.  That  approval must be by a "majority" (as defined in the Investment  Company Act) of the shares of each Class,  voting separately by class.

         While the plans are in effect,  the Treasurer of the Fund shall provide  separate  written  reports on the plans to the Board of  Trustees at least  quarterly  for its review.  The  Reports  shall  detail the amount of all payments  made under a plan and the  purpose for which the  payments  were made.  Those  reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the  discretion of the  Independent  Trustees.  This does not prevent the  involvement of others in the selection and  nomination  process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under  the plan for a  class,  no  payment  will be made to any  recipient  in any  quarter  in which  the aggregate  net asset  value of all Fund  shares of that class held by the  recipient  for itself and its  customers does not  exceed a minimum  amount,  if any,  that may be set from time to time by a  majority  of the  Independent
Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.

         |X| Class A Service Plan Fees.  Under the Class A service plan,  the  Distributor  currently uses the fees it  receives  from the Fund to pay  brokers,  dealers and other  financial  institutions  (they are  referred to as
"recipients")  for personal  services and account  maintenance  services they provide for their  customers who hold
Class A shares.  The services include,  among others,  answering  customer  inquiries about the Fund,  assisting in establishing  and  maintaining  accounts in the Fund,  making the Fund's  investment  plans available and providing other  services  at the  request of the Fund or the  Distributor.  While the plan  permits  the Board to  authorize payments to the  Distributor  to reimburse  itself for services  under the plan, the Board has not yet done so. The
Distributor  makes  payments to plan  recipients  quarterly  at an annual  rate not to exceed  0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         For the fiscal year ended October 31, 2001,  payments  under the Class A Plan totaled  $1,801,991,  all of which  was  paid  by  the  Distributor  to  recipients.  That  included  $122,885  paid  to  an  affiliate  of  the
Distributor's  parent company.  Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The Distributor may not use payments  received under the
Class A Plan to pay any of its interest  expenses,  carrying  charges,  or other financial  costs, or allocation of overhead.

         |X|  Class B,  Class C and Class N  Service  and  Distribution  Plan  Fees.  Under the Class B and Class C
plans,  service fees and distribution  fees, and under the Class N plan, the distribution  fees are computed on the average  of the net asset  value of shares in the  respective  class,  determined  as of the close of each  regular business  day  during  the  period.  The  Class B,  Class C and Class N plans  provide  for the  Distributor  to be compensated  at a flat rate,  whether the  Distributor's  distribution  expenses  are more or less than the amounts paid by the Fund  under  the plan  during  the  period  for  which  the fee is paid.  The  types of  services  that recipients provide are similar to the services provided under the Class A service plan, described above.

         The Class B,  Class C and Class N plans  permit  the  Distributor  to retain  both the  asset-based  sales charges and the  service  fees or to pay  recipients  the service  fee on a  quarterly  basis,  without  payment in advance.  However,  the  Distributor  currently  intends to pay the  service fee to  recipients  in advance for the first year after the shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes service fee  payments  quarterly  on those  shares.  The advance  payment is based on the net asset value of shares sold.  Shares  purchased  by exchange do not qualify for the advance  service fee  payment.  If Class B, Class C or
Class N shares are  redeemed  during the first year after their  purchase,  the  recipient  of the service  fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance  payment of the service fee made on those shares.

         The  Distributor  retains the  asset-based  sales  charge on Class B and Class N shares.  The  Distributor retains the asset-based  sales charge on Class C shares during the first year the shares are  outstanding.  It pays the  asset-based  sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement with the  Distributor,  the Distributor will pay the Class B, Class C or Class N service  fee and the  asset-based  sales  charge to the  dealer  quarterly  in lieu of paying  the sales concessions and service fee in advance at the time of purchase.

         The  asset-based  sales  charges  on Class B,  Class C and Class N shares  allow  investors  to buy shares without a front-end  sales charge while  allowing the  Distributor  to  compensate  dealers that sell those shares.
The Fund pays the asset-based sales charges to the Distributor for its services  rendered in distributing  Class B,
Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

o        pays sales  concessions  to  authorized  brokers and dealers at the time of sale and pays  service fees as described above,
o        may finance  payment of sales  concessions  and/or the  advance of the  service fee payment to  recipients under the plans,  or may provide such  financing  from its own  resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales literature,  advertising and prospectuses  (other than those furnished to current shareholders)  and state "blue sky" registration fees and certain other  distribution  expenses.  The
              Distributor's  actual  expenses  in selling  Class B, Class C and Class N shares may be more than the payments it receives from the  contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If the Class B,  Class C or Class N plan is  terminated  by the Fund, the Board of trustees  may allow the Fund to continue  payments of the  asset-based  sales  charge to the Distributor for distributing shares before the plan was terminated.
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B, Class C, or Class N shares are sold without the designation of a broker-dealer, the
Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

         The  Distributor's  actual  expenses  in selling  Class B, Class C and Class N shares may be more than the payments it receives from the  contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If the Class B, Class C or Class N plan is  terminated  by the Fund,  the Board of  Trustees  may allow the Fund to continue  payments of the asset-based  sales charge to the Distributor  for  distributing  shares before the plan was terminated.

         All payments  under the Class B, Class C and Class N plans are subject to the  limitations  imposed by the
Conduct Rules of the National  Association of Securities  Dealers,  Inc. on payments of  asset-based  sales charges and service fees.

     -------------------------------------------------------------------------------------------------------
                  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/01
     -------------------------------------------------------------------------------------------------------
     ------------ ---------------- ---------------------- ----------------------------- --------------------
       Class:     Total Payments    Amount Retained by      Distributor's Aggregate        Distributor's
                                                                                           Unreimbursed
                                                          Unreimbursed Expenses Under    Expenses as % of
                    Under Plan1         Distributor                   Plan              Net Assets of Class
     ------------ ---------------- ---------------------- ----------------------------- --------------------
     ------------ ---------------- ---------------------- ----------------------------- --------------------
       Class B      $5,929,361          $4,999,449                $19,030,675                  4.34%
        Plan
     ------------ ---------------- ---------------------- ----------------------------- --------------------
     ------------ ---------------- ---------------------- ----------------------------- --------------------
       Class C      $1,703,539           $738,209                  $2,376,697                  1.85%
        Plan
     ------------ ---------------- ---------------------- ----------------------------- --------------------
     ------------ ---------------- ---------------------- ----------------------------- --------------------
       Class N        $4,166              $3,871                    $48,490                    2.14%
        Plan
     ------------ ---------------- ---------------------- ----------------------------- --------------------
1.       Includes  amounts paid to an affiliate of the  Distributor's  parent  company:  $50,317 (Class B), $28,993
     (Class C) and $0 (Class N).

Performance of the Fund

Explanation  of  Performance  Terminology.  The  Fund  uses  a  variety  of  terms  to  illustrate  its  investment performance.  Those terms include  "cumulative  total return," "average annual total return," "average annual total return at net asset  value"  and  "total  return at net asset  value."  An  explanation  of how total  returns  are calculated  is set forth below.  The charts below show the Fund's  performance  as of the Fund's most recent fiscal year end. You can obtain current  performance  information by calling the Fund's  Transfer Agent at  1.800.525.7048 or by visiting the OppenheimerFunds Internet website at http://www.oppenheimerfunds.com.

         The  Fund's  illustrations  of its  performance  data in  advertisements  must  comply  with  rules of the
Securities and Exchange  Commission.  Those rules  describe the types of performance  data that may be used and how it is to be  calculated.  In  general,  any  advertisement  by the Fund of its  performance  data must  include the average  annual total returns for the advertised  class of shares of the Fund.  Those returns must be shown for the
1-, 5- and 10-year  periods  (or the life of the class,  if less)  ending as of the most  recently  ended  calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance  of other funds for the same periods.  However,  a number of factors  should be considered  before using the Fund's performance information as a basis for comparison with other investments:

         |_| Total returns measure the  performance of a hypothetical  account in the Fund over various periods and do not show the performance of each  shareholder's  account.  Your account's  performance  will vary from the model performance  data if your  dividends  are  received in cash,  or you buy or sell shares  during the period,  or you bought your shares at a different time and price than the shares used in the model.
         |_| The Fund's  performance  returns do no reflect  the effect of taxes on  dividends  and  capital  gains distributions.
         |_| An investment in the Fund is not insured by the FDIC or any other government agency.
         |_| The  principal  value of the Fund's  shares and total  returns are not  guaranteed  and normally  will fluctuate on a daily basis.
         |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
         |_| Total returns for any given past period  represent  historical  performance  information  and are not, and should not be considered, a prediction of future returns.

         The  performance  of each class of shares is shown  separately,  because the  performance of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns  of each  class of  shares of the Fund are  affected  by  market  conditions,  the  quality  of the  Fund's investments,  the  maturity  of debt  investments,  the types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

         |X| Total  Return  Information.  There are  different  types of "total  returns"  to  measure  the  Fund's performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital gains  distributions  are  reinvested in additional  shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares,  the total returns for each class are  separately  measured.  The cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However,  average annual total returns do not show actual year-by-year  performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In  calculating  total  returns  for Class A  shares,  the  current  maximum  sales  charge of 5.75% (as a percentage  of the  offering  price) is deducted  from the  initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the  applicable  contingent  deferred sales  charge is applied,  depending on the period for which the return is shown:  5.0% in the first year,  4.0% in the  second  year,  3.0% in the third and fourth  years,  2.0% in the fifth  year,  1.0% in the sixth year and none thereafter.  For Class C shares,  the 1%  contingent  deferred  sales charge is deducted for returns for the 1-year period. For Class N shares,  the 1% contingent  deferred sales charge is deducted for returns for the life-of-class periods as applicable. There is no sales charge on Class Y shares.

                  |_| Average  Annual Total Return.  The "average  annual total return" of each class is an average annual  compounded  rate of return for each year in a specified  number of years. It is the rate of return based on the change in value of a  hypothetical  initial  investment of $1,000 ("P" in the formula  below) held for a number of years ("n" in the formula) to achieve an Ending  Redeemable  Value  ("ERV" in the  formula) of that  investment, according to the following formula:

                                        ERV-P
                                        ----- = Total Return
                                          P

                  |_| Cumulative Total Return.  The "cumulative  total return"  calculation  measures the change in value of a  hypothetical  investment of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors as average  annual  total  return,  but it does not  average  the rate of return on an annual  basis.
Cumulative total return is determined as follows:

                                            1/n
                                        ERV
                                        --- - 1 = Average Annual Total Return
                                         P

                  |_| Total  Returns at Net Asset  Value.  From time to time the Fund may also  quote a  cumulative or an average  annual total return "at net asset value"  (without  deducting  sales  charges) for Class A, Class B,
Class C or Class N  shares.  There is no sales  charge on Class Y shares.  Each is based on the  difference  in net asset value per share at the  beginning  and the end of the period for a  hypothetical  investment in that class of shares  (without  considering  front-end or contingent  deferred  sales charges) and takes into  consideration  the reinvestment of dividends and capital gains distributions.
--------------------------------------------------------------------------------------------------------------------

                              The Fund's Total Returns for the Periods Ended 10/31/01
--------------------------------------------------------------------------------------------------------------------
-------------- ------------------------ ----------------------------------------------------------------------------
                  Cumulative Total                             Average Annual Total Returns
Class      of   Returns (10 years or
Shares             Life of Class)
-------------- ------------------------ ----------------------------------------------------------------------------
-------------- ------------------------ ------------------------- ------------------------- ------------------------

                                                 1-Year                5-Year or Life           10-Year or Life
-------------- ------------------------ ------------------------- ------------------------- ------------------------
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
                  After     Without        After       Without       After       Without       After     Without
                  Sales     Sales          Sales        Sales        Sales        Sales        Sales     Sales
                 Charge       Charge      Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
Class A            36.08%1     44.38%1    -55.31%       -52.58%        8.18%1       9.83%1      N/A         N/A
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
Class B            37.37%1     40.37%1    -55.29%       -52.94%        8.45%1       9.04%1      N/A         N/A
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
Class C            40.37%1     40.37%1    -53.39%       -52.92%        9.04%1       9.04%1      N/A         N/A
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
Class N           -27.04%2    -26.31%2      N/A          N/A          N/A          N/A          N/A         N/A
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
Class Y            47.08%1     47.08%1     -52.40%      -52.40%       10.35%1      10.35%1      N/A         N/A
-------------- ------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
1.       Inception of Class A, Class B, Class C and Class Y: 12/1/97.
2.       Inception of Class N: 3/1/01.

Other  Performance   Comparisons.   The  Fund  compares  its  performance   annually  to  that  of  an  appropriate
broadly-based  market index in its Annual Report to  shareholders.  You can obtain that  information  by contacting the Transfer  Agent at the  addresses  or  telephone  numbers  shown on the cover of this  Statement of  Additional
Information.  The Fund may also  compare its  performance  to that of other  investments,  including  other  mutual funds,  or use  rankings  of its  performance  by  independent  ranking  entities.  Examples  of these  performance comparisons are set forth below.

         |X|  Lipper  Rankings.  From time to time the Fund may  publish  the  ranking  of the  performance  of its classes of shares by Lipper, Inc.  ("Lipper"),  is a widely-recognized  independent mutual fund monitoring service.
Lipper  monitors  the  performance  of  regulated  investment  companies,  including  the  Fund,  and  ranks  their performance  for various  periods in categories  based on investment  styles.  Lipper ranks the  performance of the
Fund against all other mid-cap funds. The Lipper  performance  rankings are based on total returns that include the reinvestment  of capital  gain  distributions  and  income  dividends  but do not take sales  charges or taxes into consideration.  Lipper also  publishes  "peer-group"  indices of the  performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |X|  Morningstar  Rankings.  From time to time the Fund may  publish the star  ranking of the  performance of its classes of shares by Morningstar  Inc.  ("Morningstar"),  an  independent  mutual fund  monitoring  service.
Morningstar ranks mutual funds in broad investment  categories:  domestic stock funds,  international  stock funds, taxable bond funds and municipal bond funds.  The Fund is ranked among domestic stock funds.

         Morningstar  proprietary star rankings reflect  historical  risk-adjusted  total  investment  return.  For each fund with at least a three-year history,  Morningstar  calculates a Morningstar  RatingTM metric each month by subtracting  the return on a 90-day U.S.  Treasury Bill from the fund's  load-adjusted  return for the same period, and then  adjusting  this excess  return for risk.  The top 10% of funds in each broad asset class receive 5 stars, the next 22.5%  receive 4 stars,  the next 35% receive 3 stars,  the next 22.5%  receive 2 stars and the bottom 10%
receive 1 star. The Overall  Morningstar  Rating for a fund is derived from a weighted  average of the  performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics.

         The Fund  may also  compare  its  performance  to that of other  funds  in its  Morningstar  category.  In addition to its star rankings,  Morningstar  also  categorizes  and compares a fund's 3-year  performance  based on
Morningstar's  classification of the fund's  investments and investment  style,  rather than how a fund defines its investment objective.  Morningstar's four broad categories (domestic equity,  international equity,  municipal bond and taxable  bond) are each  further  subdivided  into  categories  based on types of  investments  and  investment styles.  Those  comparisons by Morningstar are based on the same risk and return  measurements as its star rankings but do not consider the effect of sales charges.

         |X|  Performance  Rankings  and  Comparisons  by Other  Entities and  Publications.  From time to time the
Fund may  include  in its  advertisements  and sales  literature  performance  information  about the Fund cited in newspapers  and other  periodicals  such as The New York  Times,  The Wall  Street  Journal,  Barron's,  or similar publications.  That  information  may include  performance  quotations  from other  sources,  including  Lipper and
Morningstar.  The  performance of the Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments,  and averages,  performance  rankings or other benchmarks  prepared by recognized mutual fund statistical services.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o        information  about the  performance  of certain  securities  or  commodities  markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies  included in segments of particular  industries,  sectors,  securities  markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information  relating  to the gross  national  or gross  domestic  product of the  United  States or other countries or regions,
o        comparisons  of  various  market   sectors  or  indices  to  demonstrate   performance,   risk,  or  other
     characteristics of the Fund.

-------------------------------------------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------------------------------------------

How to Buy Shares

         Additional  information  is presented  below about the methods that can be used to buy shares of the Fund.
Appendix C contains more  information  about the special  sales charge  arrangements  offered by the Fund,  and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased  through  AccountLink,  each purchase must be at least $25.  Shares will be purchased on the regular  business day the  Distributor  is  instructed to initiate the  Automated  Clearing  House
("ACH")  transfer to buy the shares.  Dividends  will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives  Federal  Funds for the purchase  through the ACH system before the close of The New York Stock Exchange.  The Exchange  normally closes at 4:00 P.M., but may close earlier on certain days.  If  Federal  Funds are  received  on a business  day after the close of the  Exchange,  the  shares  will be purchased  and dividends  will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received  by the Fund  three (3) days after the  transfers  are  initiated.  If the  proceeds  of the ACH transfer are not  received on a timely  basis,  the  Distributor  reserves the right to cancel the purchase  order.
The Distributor and the Fund are not responsible for any delays in purchasing  shares  resulting from delays in ACH transmissions.

Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor,  dealers and brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described in Appendix C to this  Statement  of  Additional  Information  because the
Distributor or dealer or broker incurs little or no selling expenses.

         |X| Right of  Accumulation.  To qualify for the lower sales  charge  rates that apply to larger  purchases of Class A shares, you and your spouse can add together:

o        Class A and Class B shares you purchase for your  individual  accounts  (including IRAs and 403(b) plans), or for your joint  accounts,  or for trust or custodial  accounts on behalf of your  children who are minors, and
o        current  purchases  of Class A and Class B shares of the Fund and other  Oppenheimer  funds to reduce  the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and  Class B shares of  Oppenheimer  funds you  previously  purchased  subject  to an  initial  or contingent  deferred sales charge to reduce the sales charge rate for current  purchases of Class
                  A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust,  estate or other fiduciary account  (including one or more employee  benefit plans of the same  employer) that has multiple  accounts.  The  Distributor  will add the value,  at current  offering  price,  of the shares you  previously  purchased  and  currently  own to the value of current  purchases to determine  the sales charge rate that  applies.  The reduced  sales charge will apply only to current purchases.  You must request it when you buy shares.

         |X| The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                    Oppenheimer Rochester Municipals
Oppenheimer Emerging Growth Fund                              Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Value Fund
Oppenheimer International Bond Fund                           Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund                         Rochester Fund Municipals
Oppenheimer International Small Company Fund                  OSM1- Gartmore Millennium Growth Fund
Oppenheimer Limited-Term Government Fund                      OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund                  OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                       OSM1 - Salomon Brothers Capital Fund
Oppenheimer Multiple Strategies Fund
and the following money market funds:

      Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
      Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
      Centennial Government Trust                                   Oppenheimer Cash Reserves
      Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

1 - "OSM" stand for Oppenheimer Select Managers

         There is an  initial  sales  charge on the  purchase  of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances  described in this Statement of Additional  Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

         |X| Letters of Intent.  Under a Letter of Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds  during a 13-month  period,  you can reduce the sales  charge rate that applies to your  purchases  of Class A shares.  The total  amount of your  intended  purchases of both Class A and Class B shares will  determine  the reduced  sales  charge  rate for the Class A shares  purchased  during that period.  You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other  Oppenheimer  funds)  during a 13-month  period
(the "Letter of Intent  period").  At the  investor's  request,  this may include  purchases made up to ninety (90)
days prior to the date of the Letter.  The Letter states the investor's  intention to make the aggregate  amount of purchases of shares which,  when added to the  investor's  holdings of shares of those funds,  will equal or exceed the amount  specified in the Letter.  Purchases  made by  reinvestment  of dividends  or  distributions  of capital gains and purchases  made at net asset value without sales charge do not count toward  satisfying the amount of the
Letter.

         A Letter  enables  an  investor  to count  the Class A and Class B shares  purchased  under the  Letter to obtain the reduced  sales  charge rate on  purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)
that applies  under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering  price  (including  the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter,  the investor makes no commitment to purchase shares.  However,  if the investor's purchases  of shares  within  the  Letter of Intent  period,  when  added to the value (at  offering  price) of the investor's  holdings  of  shares on the last day of that  period,  do not equal or  exceed  the  intended  purchase amount,  the investor  agrees to pay the  additional  amount of sales charge  applicable  to such  purchases.  That amount is  described  in "Terms of  Escrow,"  below  (those  terms may be amended by the  Distributor  from time to time).  The  investor  agrees  that shares  equal in value to 5% of the  intended  purchase  amount will be held in escrow by the Transfer  Agent subject to the Terms of Escrow.  Also,  the investor  agrees to be bound by the terms of the Prospectus,  this Statement of Additional  Information and the Application  used for a Letter of Intent.  If those  terms are  amended,  as they may be from time to time by the Fund,  the  investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases  made  during  the  Letter of Intent  period do not equal or exceed  the intended  purchase amount,  the commissions  previously paid to the dealer of record for the account and the amount of sales charge retained by the  Distributor  will be adjusted to the rates  applicable to actual total  purchases.
If total eligible  purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the
Distributor  the excess of the amount of  commissions  allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases.  The excess  commissions  returned to the Distributor will be used to purchase  additional  shares for the  investor's  account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The  Transfer  Agent  will not hold  shares  in  escrow  for  purchases  of  shares  of the Fund and other
Oppenheimer  funds by  OppenheimerFunds  prototype 401(k) plans under a Letter of Intent.  If the intended purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan  by the  end of the  Letter  of  Intent  period,  there  will  be no  adjustment  of  commissions  paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record  and/or the  investor  to advise the  Distributor  about the Letter in placing any  purchase  orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

          Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial  purchase (or subsequent  purchases if necessary) made pursuant to a Letter,  shares of the Fund equal in value up to 5% of the  intended  purchase  amount  specified  in the  Letter  shall be held in escrow by the  Transfer  Agent.  For  example,  if the  intended  purchase  amount is $50,000,  the escrow shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account

         2. If the total  minimum  investment  specified  under the Letter is completed  within the  thirteen-month
Letter of Intent period, the escrowed shares will be promptly released to the investor

         3. If, at the end of the  thirteen-month  Letter of Intent  period  the total  purchases  pursuant  to the
Letter  are less than the  intended  purchase  amount  specified  in the  Letter,  the  investor  must remit to the
Distributor  an amount equal to the  difference  between the dollar amount of sales  charges  actually paid and the amount of sales  charges  which would have been paid if the total amount  purchased had been made at a single time.
That sales charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the Letter.  If the difference  in sales  charges is not paid within  twenty days after a request from the  Distributor  or the dealer, the  Distributor  will,  within sixty days of the  expiration of the Letter,  redeem the number of escrowed  shares necessary  to  realize  such  difference  in sales  charges.  Full  and  fractional  shares  remaining  after  such redemption  will be released from escrow.  If a request is received to redeem  escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter,  the  investor  irrevocably  constitutes  and  appoints  the  Transfer  Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares  eligible  for  purchase  under the Letter  (or the  holding of which may be counted  toward completion of a Letter) include:
(a)      Class A shares  sold with a  front-end  sales  charge or subject to a Class A  contingent  deferred  sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B  shares  acquired  by  exchange  of  either  (1)  Class A  shares  of one of the  other
                   Oppenheimer  funds that were acquired subject to a Class A initial or contingent  deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were acquired  subject to a contingent deferred sales charge.

7.       Shares held in escrow  hereunder  will  automatically  be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the  Prospectus  entitled "How to Exchange  Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank  account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject to the  redemption  restrictions  for  recent  purchases described  in the  Prospectus.  Asset  Builder  Plans  are  available  only if your  bank is an ACH  member.  Asset
Builder  Plans  may  not be  used  to buy  shares  for  OppenheimerFunds  employer-sponsored  qualified  retirement accounts.  Asset Builder Plans also enable  shareholders of Oppenheimer  Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make  payments  from your bank  account to purchase  shares of the Fund,  your bank account will be debited  automatically.  Normally the debit will be made two business days prior to the  investment  dates selected in the Application.  Neither the  Distributor,  the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

         Before you establish Asset Builder  payments,  you should obtain a prospectus of the selected fund(s) from your financial  advisor (or the Distributor)  and request an application from the Distributor.  Complete and return
it. You may change the amount of your Asset Builder  payment or you can terminate  these  automatic  investments at any time by writing to the Transfer  Agent.  The Transfer Agent  requires a reasonable  period  (approximately  ten
(10) days) after receipt of your  instructions  to implement  them. The Fund reserves the right to amend,  suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain  types of  retirement  plans are entitled to purchase  shares of the Fund without sales charge or at reduced sales charge rates,  as described in Appendix B to this  Statement of Additional  Information.
Certain special sales charge  arrangements  described in that Appendix apply to retirement  plans whose records are maintained  on a daily  valuation  basis by Merrill  Lynch  Pierce  Fenner & Smith,  Inc.  ("Merrill  Lynch") or an
independent  record keeper that has a contract or special  arrangement  with Merrill Lynch. If on the date the plan sponsor  signed the Merrill  Lynch record  keeping  service  agreement  the plan has less than $3 million in assets
(other than assets  invested in money market funds)  invested in applicable  investments,  then the retirement plan may purchase only Class B shares of the  Oppenheimer  funds.  Any retirement  plans in that category that currently invest in Class B shares of the Fund will have their  Class B shares  converted  to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation  of Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)  causes a loss to be  incurred  when the net asset  value of the
Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do
so. The Fund may  reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund. However,  each class has different  shareholder  privileges and features.  The net income attributable to Class B, Class C or Class N shares  and the  dividends  payable  on Class B,  Class C or Class N shares  will be reduced by incremental  expenses borne solely by that class.  Those expenses include the asset-based  sales charges to which Class B, Class C and Class N are subject.

         The  availability  of different  classes of shares  permits an investor to choose the method of purchasing shares that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial  sales charge.  While Class B, Class C and Class N shares have no initial  sales charge,  the purpose of the  deferred  sales charge and  asset-based  sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate  the  Distributor  and brokers,  dealers and  financial  institutions  that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling Fund shares may receive  different  levels of  compensation  for selling one class of shares than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for Class C shares on behalf of a single  investor (not  including  dealer "street name" or omnibus accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |  Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B  Conversion.  Under  current  interpretations  of  applicable  federal  income  tax law by the
Internal  Revenue  Service,  the  conversion of Class B shares to Class A shares after six (6) years is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation of those laws should change,  the automatic  conversion  feature may be  suspended.  In that event,  no further  conversions  of Class B shares would occur while that  suspension  remained  in effect.  Although  Class B shares  could then be  exchanged  for Class A shares on the basis of relative net asset value of the two  classes,  without the  imposition  of a sales charge or fee,  such  exchange  could  constitute a taxable event for the holder,  and absent such  exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six (6) years.

         |X|  Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o        to all rollover IRAs,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix _ to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
     recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
     Oppenheimer funds is $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the
     Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
     plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         |X|  Allocation of Expenses.  The Fund pays expenses  related to its daily  operations,  such as custodian fees,  Trustees'  fees,  transfer agency fees,  legal fees and auditing  costs.  Those expenses are paid out of the
Fund's assets and are not paid directly by  shareholders.  However,  those  expenses  reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for calculating  the net asset value,  dividends and  distributions  of the Fund's share classes  recognizes two types of expenses.  General expenses that do not pertain  specifically to any one class are allocated  pro rata to the shares of all classes.  The  allocation  is based on the  percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each  outstanding  share within a given class.  Such general expenses  include  management fees,  legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional  Information and other materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses, share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other  expenses  that are  directly  attributable  to a  particular  class are  allocated  equally to each outstanding  share  within that class.  Examples of such  expenses  include  distribution  and service plan (12b-1)
fees, transfer and shareholder  servicing agent fees and expenses,  and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset  values per share of each class of shares of the Fund are  determined  as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.
The  calculation  is done by dividing the value of the Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  The  Exchange  normally  closes at 4:00 P.M.,  New York time,  but may close  earlier  on some  other  days (for  example,  in case of weather  emergencies  or on days  falling  before a holiday).  The Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther King, Jr. Day, Good Friday,  Memorial Day,  Independence  Day,
Labor Day, Thanksgiving Day and Christmas Day.  It may also close on other days.

       Dealers other than Exchange members may conduct trading in certain securities on days on which the
Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on
European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New
York Stock Exchange.

         Changes in the values of  securities  traded on  foreign  exchanges  or markets as a result of events that occur after the prices of those  securities  are  determined,  but before the close of The New York Stock
Exchange,  will not be  reflected  in the  Fund's  calculation  of its net asset  values  that day  unless the
Manager  determines  that the event is likely to effect a material  change in the value of the  security.  The
Manager,  or an internal  valuation  committee  established  by the Manager,  as  applicable,  may establish a valuation,  under  procedures  established  by the  Board  and  subject  to  the  approval,  ratification  and confirmation by the Board at its next ensuing meeting.

         |X| Securities  Valuation.  The Fund's Board of Trustees has  established  procedures for the valuation of the Fund's securities.  In general those procedures are as follows:

         |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

(1)      if last sale  information  is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)      if last sale  information is not available on a valuation  date, they are valued at the last reported sale price  preceding the  valuation  date if it is within the spread of the closing "bid" and "asked"
                  prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
         |_|  Equity  securities  traded  on a  foreign  securities  exchange  generally  are  valued in one of the following ways:

(1)      at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price  obtained by the  Manager  from the report of the  principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean  between  the "bid" and  "asked"  prices  obtained  from the  principal  exchange on which the security  is  traded  or, on the  basis of  reasonable  inquiry,  from two  market  makers in the security.
         |_| Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices  determined by a portfolio  pricing service  approved by the Fund's Board of Trustees or obtained by the Manager from two active  market  makers in the  security on the basis of  reasonable inquiry.
         |_| The following  securities are valued at the mean between the "bid" and "asked" prices  determined by a pricing  service  approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt  instruments  that had a maturity of 397 days or less when  issued and have a  remaining  maturity of more than 60 days, and
(3)      non-money  market  debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
         |_| The following  securities are valued at cost,  adjusted for  amortization of premiums and accretion of discounts:

(1)      money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
         |_| Securities  (including  restricted  securities)  not having  readily-available  market  quotations are valued at fair  value  determined  under the  Board's  procedures.  If the  Manager  is unable to locate two market makers willing to give quotes,  a security may be priced at the mean between the "bid" and "asked" prices  provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S.  government  securities,  mortgage-backed  securities,  corporate  bonds  and  foreign government  securities,  when last sale  information  is not  generally  available,  the  Manager  may use  pricing services  approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield, and maturity.  Other special factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing  service  that the Manager has  determined  to be reliable are used to value  foreign  currency,  including  forward  contracts,  and to  convert  to U.S.  dollars  securities  that  are denominated in foreign currency.

         Puts,  calls,  and futures are valued at the last sale price on the  principal  exchange on which they are traded or on NASDAQ,  as  applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the  Manager.  If there  were no sales  that day,  they  shall be valued  at the last sale  price on the  preceding trading day if it is within the spread of the  closing  "bid" and "asked"  prices on the  principal  exchange or on
NASDAQ on the  valuation  date.  If not, the value shall be the closing bid price on the  principal  exchange or on
NASDAQ on the valuation  date.  If the put,  call or future is not traded on an exchange or on NASDAQ,  it shall be valued by the mean between  "bid" and "asked"  prices  obtained by the Manager from two active  market  makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund  writes an  option,  an amount  equal to the  premium  received  is  included  in the Fund's
Statement of Assets and Liabilities as an asset.  An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option.  In  determining  the
Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.  If a call or put  written  by the  Fund  expires,  the  Fund  has a gain in the  amount  of the premium.  If the Fund  enters  into a  closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund  exercises a put it holds,  the amount the Fund  receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

         The  information  below  supplements  the terms and conditions for redeeming  shares set forth in the Prospectus.

Reinvestment  Privilege.  Within six (6) months of a  redemption,  a  shareholder  may  reinvest all or part of the redemption proceeds of:

         |_|  Class A shares  purchased  subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
         |_|  Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange  Shares" below.
Reinvestment  will be at the net asset value next  computed  after the Transfer  Agent  receives  the  reinvestment order.  The  shareholder  must  ask the  Transfer  Agent  for that  privilege  at the  time of  reinvestment.  This privilege  does not apply to Class C,  Class N or Class Y shares.  The Fund may amend,  suspend  or cease  offering this  reinvestment  privilege at any time as to shares  redeemed  after the date of such  amendment,  suspension or cessation.

         Any capital gain that was realized when the shares were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing and  amount of the  reinvestment.  Under the
Internal  Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the  Oppenheimer  funds within ninety (90) days of payment of the sales charge, the  shareholder's  basis in the  shares of the Fund that were  redeemed  may not  include  the amount of the sales charge paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge would be added to the basis of the shares  acquired by the  reinvestment  of the  redemption proceeds.

Payments "In Kind."  The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act. Under that rule, the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the
Fund during any 90-day period for any one  shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur  brokerage or other costs in selling the securities for cash.  The Fund will value  securities  used to pay  redemptions  in kind using the same method the Fund uses to value its  portfolio  securities  described  above under  "Determination  of Net Asset Values Per Share." That  valuation  will be made as of the time the  redemption price is determined.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of  transfer to the name of another  person or entity.  It does not matter  whether the  transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are  transferred,  the  transferred shares will remain  subject to the  contingent  deferred  sales charge.  It will be calculated as if the transferee shareholder  had  acquired  the  transferred  shares in the same  manner  and at the same time as the  transferring shareholder.

         If less than all shares  held in an account  are  transferred,  and some but not all shares in the account would be subject to a  contingent  deferred  sales  charge if  redeemed  at the time of  transfer,  the  priorities described  in the  Prospectus  under  "How to Buy  Shares"  for the  imposition  of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from  OppenheimerFunds-sponsored  IRAs,  403(b)(7)
custodial   plans,   401(k)   plans  or  pension  or   profit-sharing   plans  should  be  addressed  to  "Trustee,
OppenheimerFunds  Retirement  Plans," c/o the Transfer  Agent at its address  listed in "How To Sell Shares" in the
Prospectus or on the back cover of this Statement of Additional Information.  The request must

(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed  persons) in  OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the Fund held in the name of the plan or its  fiduciary  may not directly  request  redemption of their accounts.  The plan administrator or fiduciary must sign the request.

         Distributions  from  pension  and profit  sharing  plans are  subject to  special  requirements  under the
Internal  Revenue Code and certain  documents  (available  from the Transfer Agent) must be completed and submitted to the Transfer Agent before the  distribution  may be made.  Distributions  from  retirement  plans are subject to withholding  requirements  under the Internal  Revenue Code, and IRS Form W-4P  (available from the Transfer Agent)
must be  submitted  to the  Transfer  Agent with the  distribution  request,  or the  distribution  may be delayed.
Unless the shareholder  has provided the Transfer Agent with a certified tax  identification  number,  the Internal
Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder  elects not to have tax withheld.  The Fund, the Manager,  the Distributor,  and the Transfer Agent assume no  responsibility  to determine whether a distribution  satisfies the  conditions of applicable  tax laws and will not be  responsible  for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for  Repurchase of Shares from Dealers and Brokers.  The  Distributor is the Fund's agent to repurchase  its  shares  from  authorized  dealers or brokers  on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However, if the
Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock Exchange on a regular  business  day,  it will be  processed  at that day's net asset  value if the order was  received  by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00
P.M.,  but may do so earlier on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents  in  proper  form.  The  signature(s)  of the  registered  owners  on the  redemption  documents  must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and  Exchange  Plans.  Investors  owning  shares  of the Fund  valued  at $5,000 or more can authorize  the  Transfer  Agent to redeem  shares  (having a value of at least  $50)  automatically  on a  monthly, quarterly,  semi-annual  or annual  basis  under an  Automatic  Withdrawal  Plan.  Shares  will be  redeemed  three business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to $1,500  per month may be  requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required  minimum  distributions  from  OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have Automatic  Withdrawal Plan payments  transferred to the bank account designated on the
Account  Application  or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally redeemed  pursuant to an Automatic  Withdrawal  Plan three  business days before the payment  transmittal  date you select in the Account  Application.  If a contingent  deferred sales charge applies to the  redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this Statement of Additional Information).

         By  requesting  an  Automatic  Withdrawal  or  Exchange  Plan,  the  shareholder  agrees  to the terms and conditions  that apply to such plans,  as stated below.  These  provisions  may be amended from time to time by the
Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic   Exchange   Plans.   Shareholders   can  authorize  the  Transfer   Agent  to  exchange  a
pre-determined  amount  of  shares  of the  Fund  for  shares  (of the  same  class)  of  other  Oppenheimer  funds automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount  that  may be  exchanged  to each  other  fund  account  is $25.  Instructions  should  be  provided  on the
OppenheimerFunds  Application or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to exchanges as set forth in "How to Exchange  Shares" in the Prospectus and below in this Statement of Additional Information.

         |X|  Automatic   Withdrawal  Plans.  Fund  shares  will  be  redeemed  as  necessary  to  meet  withdrawal payments.  Shares  acquired  without a sales  charge  will be  redeemed  first.  Shares  acquired  with  reinvested dividends and capital gains  distributions will be redeemed next,  followed by shares acquired with a sales charge, to the  extent  necessary  to make  withdrawal  payments.  Depending  upon the  amount  withdrawn,  the  investor's principal  may be depleted.  Payments  made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's   Automatic  Withdrawal  Plan  as  agent  for  the
shareholder(s)  (the  "Planholder") who executed the Plan  authorization and application  submitted to the Transfer
Agent.  Neither the Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund  purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the  Planholder on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered  unendorsed  to the Transfer  Agent with the Plan  application  so that the shares  represented  by the certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net asset  value  without a sales  charge.  Dividends  on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset value per share  determined  on the redemption  date.  Checks or AccountLink  payments  representing  the proceeds of Plan withdrawals will normally be transmitted  three  business  days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or
AccountLink  payments  are to be sent may be changed  at any time by the  Planholder  by  writing  to the  Transfer
Agent.  The  Planholder  should allow at least two weeks' time after  mailing such  notification  for the requested change to be put in effect.  The  Planholder  may, at any time,  instruct the Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer  Agent will redeem the number of shares  requested  at the net asset  value per share in effect and will mail a check for the  proceeds to the Planholder.

         The  Planholder  may  terminate  a Plan at any time by writing to the  Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally  incapacitated.  Upon termination of a Plan by the Transfer  Agent or the Fund,  shares that have not been  redeemed  will be held in  uncertificated form in the name of the Planholder.  The account will continue as a  dividend-reinvestment,  uncertificated account unless and until  proper  instructions  are received  from the  Planholder,  his or her  executor or  guardian,  or another authorized person.

         To use shares held under the Plan as  collateral  for a debt,  the  Planholder  may request  issuance of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a  certificate  may be issued  without  causing the  withdrawal  checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer  funds  having more than one class of  shares  may be  exchanged  only for  shares  of the same  class of other  Oppenheimer  funds.  Shares  of
Oppenheimer  funds  that have a single  class  without a class  designation  are  deemed  "Class A" shares for this purpose.  You can obtain a current  list  showing  which funds offer which  classes by calling the  Distributor  at
1.800.525.7048.
o        All of the  Oppenheimer  funds  currently  offer Class A, B and C shares except  Oppenheimer  Money Market
     Fund,  Inc.,  Centennial  Money Market  Trust,  Centennial  Tax Exempt  Trust,  Centennial  Government  Trust,
     Centennial New York Tax Exempt Trust,  Centennial  California Tax Exempt Trust,  and Centennial  America Fund,
     L.P., which only offer Class A shares.
o        Class B,  Class C and  Class N shares  of  Oppenheimer  Cash  Reserves  are  generally  available  only by exchange  from the same  class of  shares of other  Oppenheimer  funds or  through  OppenheimerFunds-sponsored
     401(k) plans.
o        Only certain  Oppenheimer  funds currently offer Class Y shares.  Class Y shares of Oppenheimer Real Asset
     Fund may not be exchanged for shares of any other fund.
o        Only certain  Oppenheimer  funds  currently  offer Class N shares,  which are only  offered to  retirement plans as  described  in the  Prospectus.  Class N shares  can be  exchanged  only for  Class N shares of other
     Oppenheimer funds.
o        Class M shares of  Oppenheimer  Convertible  Securities  Fund may be exchanged  only for Class A shares of other  Oppenheimer  funds.  They  may not be  acquired  by  exchange  of  shares  of any  class  of any  other
     Oppenheimer  funds  except  Class A shares of  Oppenheimer  Money  Market Fund or  Oppenheimer  Cash  Reserves
     acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York  Municipal  Fund can be exchanged only for Class B shares of other
     Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money
     Market Fund, Inc.,  Oppenheimer Cash Reserves or Oppenheimer  Limited-Term  Government Fund. Only participants in certain  retirement  plans may purchase  shares of Oppenheimer  Capital  Preservation  Fund, and only those participants may exchange shares of other  Oppenheimer  funds for shares of Oppenheimer  Capital  Preservation
     Fund.
o        Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are not  available  by  exchange  of shares of
     Oppenheimer  Money  Market  Fund or Class A shares  of  Oppenheimer  Cash  Reserves.  If any Class A shares of another  Oppenheimer  fund that are exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject  to the  Class A  contingent  deferred  sales  charge  of the  other  Oppenheimer  fund at the time of exchange,  the holding  period for that Class A contingent  deferred sales charge will carry over to the Class
     A shares  of  Oppenheimer  Senior  Floating  Rate  Fund  acquired  in the  exchange.  The  Class A  shares  of
     Oppenheimer  Senior  Floating  Rate  Fund  acquired  in that  exchange  will be  subject  to the Class A Early
     Withdrawal  Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.
o        Class A, Class B, Class C and Class Y Shares of Oppenheimer  Select  Managers  Mercury  Advisors S&P Index
     Fund and Oppenheimer  Select  Managers QM Active Balanced Fund are only available to retirement  plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money market fund  offered  by the  Distributor.  Shares of any money  market  fund  purchased  without  a sales  charge  may be exchanged for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales charge.  They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal  charge or contingent  deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of
Oppenheimer Money Market Fund, Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the
Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time.  Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law.  It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege.  That 60-day notice is not required in extraordinary circumstances.

         |X| How Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent  deferred  sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred  sales  charge.  However, when Class A shares  acquired by  exchange  of Class A shares of other  Oppenheimer  funds  purchased  subject to a
Class A contingent  deferred  sales charge are  redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed  shares.  The Class B contingent  deferred sales charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within  six years of the  initial  purchase  of the  exchanged  Class B shares.  The Class C contingent  deferred sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial  purchase of the exchanged  Class C shares.  With respect to Class N shares,  a 1% contingent deferred  sales charge will be imposed if the  retirement  plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all  Oppenheimer  funds are terminated as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an  individual  retirement  plan or 403(b)  plan,  Class N shares are  redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         When Class B, Class C or Class N shares are redeemed to effect an exchange,  the  priorities  described in
"How To Buy Shares" in the  Prospectus  for the  imposition of the Class B, Class C or Class N contingent  deferred sales  charge  will be followed  in  determining  the order in which the shares are  exchanged.  Before  exchanging shares,  shareholders  should take into account how the exchange may affect any  contingent  deferred  sales charge that might be imposed in the subsequent  redemption of remaining  shares.  Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on  Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written exchange  requests  submitted  in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges  of up to 50 accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

         |X|  Telephone  Exchange  Requests.  When  exchanging  shares by  telephone,  a  shareholder  must have an existing  account  in the fund to which  the  exchange  is to be  made.  Otherwise,  the  investors  must  obtain a
Prospectus  of that fund before the  exchange  request may be  submitted.  If all  telephone  lines are busy (which might occur, for example,  during periods of substantial  market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business  days if it  determines  that it  would  be  disadvantaged  by an  immediate  transfer  of the  redemption proceeds.  The Fund reserves the right, in its  discretion,  to refuse any exchange  request that may  disadvantage
it. For example,  if the receipt of multiple  exchange  requests  from a dealer might  require the  disposition  of portfolio  securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.  When you exchange some or all of your shares from one fund to another,  any special  account feature such as an Asset Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account  unless you tell the Transfer  Agent not to do so.  However,  special  redemption and exchange  features such as Automatic  Exchange
Plans and Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In  connection  with any  exchange  request,  the number of shares  exchanged  may be less than the number requested if the exchange or the number  requested  would  include  shares  subject to a  restriction  cited in the
Prospectus or this Statement of Additional  Information,  or would include  shares  covered by a share  certificate that is not  tendered  with  the  request.  In  those  cases,  only  the  shares  available  for  exchange  without restriction will be exchanged.

         The different  Oppenheimer  funds available for exchange have different  investment  objectives,  policies and risks. A shareholder  should assure that the fund selected is appropriate  for his or her investment and should be aware of the tax  consequences  of an exchange.  For federal  income tax purposes,  an exchange  transaction  is treated  as a  redemption  of shares of one fund and a purchase  of shares of  another.  "Reinvestment  Privilege,"
above,  discusses some of the tax  consequences  of reinvestment  of redemption  proceeds in such cases.  The Fund, the Distributor,  and the Transfer Agent are unable to provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and  Distributions.  The Fund has no fixed  dividend rate and there can be no assurance as to the payment of any dividends or the  realization  of any capital  gains.  The dividends  and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the composition of the Fund's  portfolio,  and expenses  borne by the Fund or borne  separately by a class.  Dividends are  calculated in the same manner,  at the same  time,  and on the same day for each  class of  shares.  However,  dividends  on Class B,  Class C and Class N shares are  expected  to be lower than  dividends  on Class A and Class Y shares.  That is because of the effect of the  asset-based  sales charge on Class B, Class C and Class N shares.  Those  dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends,  distributions and proceeds of the redemption of Fund shares  represented by checks returned to the Transfer Agent by the Postal Service as  undeliverable  will be invested in shares of Oppenheimer  Money Market
Fund,  Inc.  Reinvestment  will be made as  promptly as  possible  after the return of such checks to the  Transfer
Agent,  to enable the  investor to earn a return on  otherwise  idle funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the  Fund and the  Transfer  Agent  will  not be  liable  to  shareholders  or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's  Dividends,  Distributions  and  Redemptions  of Shares.  The federal tax treatment of the
Fund's dividends and capital gains  distributions is briefly  highlighted in the Prospectus.  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the  Prospectus and this Statement of Additional  Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect. State and local tax treatment of ordinary  income  dividends and capital gain  dividends from  regulated  investment  companies may differ from the treatment under the Internal  Revenue Code described below.  Potential  purchasers of shares of the
Fund are urged to consult  their tax advisers  with specific  reference to their own tax  circumstances  as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated  investment  company,  the Fund must  distribute at least 90% of its  investment company  taxable  income (in brief,  net investment  income and the excess of net short-term  capital gain over net long-term  capital  loss) for the taxable  year.  The Fund must also  satisfy  certain  other  requirements  of the
Internal  Revenue Code, some of which are described  below.  Distributions by the Fund made during the taxable year or, under  specified  circumstances,  within twelve months after the close of the taxable year,  will be considered distributions  of income  and gains for the  taxable  year and will  therefore  count  toward  satisfaction  of the above-mentioned requirement.

         To qualify as a regulated  investment company,  the Fund must derive at least 90% of its gross income from dividends,  interest,  certain payments with respect to securities loans,  gains from the sale or other disposition of stock or  securities  or foreign  currencies  (to the extent such  currency  gains are  directly  related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In  addition  to  satisfying  the   requirements   described   above,  the  Fund  must  satisfy  an  asset
diversification  test in order to qualify  as a  regulated  investment  company.  Under that test,  at the close of each quarter of the Fund's  taxable  year,  at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S.  government  securities,  securities of other regulated  investment  companies,  and securities of other  issuers.  As to each of those  issuers,  the Fund  must not have  invested  more than 5% of the value of the
Fund's total assets in securities  of each such issuer and the Fund must not hold more than 10% of the  outstanding voting  securities  of each such  issuer.  No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S.  government  securities and securities of other regulated  investment companies),  or in two or more issuers which the Fund controls and which are engaged in the same or similar  trades
or  businesses.   For  purposes  of  this  test,   obligations   issued  or  guaranteed  by  certain   agencies  or
instrumentalities of the U.S. government are treated as U.S. government securities.

              |X| Excise Tax on Regulated  Investment  Companies.  Under the Internal  Revenue Code, by December 31
each year, the Fund must  distribute 98% of its taxable  investment  income earned from January 1 through  December
31 of that year and 98% of its  capital  gains  realized in the period  from  November 1 of the prior year  through
October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not  distributed.
It is  presently  anticipated  that the Fund will meet those  requirements.  To meet this  requirement,  in certain circumstances  the Fund might be required to liquidate  portfolio  investments to make sufficient  distributions to avoid excise tax liability.  However,  the Board of Trustees and the Manager might  determine in a particular  year that it would  be in the best  interests  of  shareholders  for the  Fund  not to make  such  distributions  at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X|  Taxation  of  Fund  Distributions.  The  Fund  anticipates  distributing  substantially  all  of  its investment  company taxable income for each taxable year.  Those  distributions  will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special  provisions of the Internal  Revenue Code govern the  eligibility of the Fund's  dividends for the dividends-received  deduction for corporate  shareholders.  Long-term capital gains  distributions are not eligible for the  deduction.  The amount of dividends  paid by the Fund that may qualify for the deduction is limited to the aggregate  amount of qualifying  dividends that the Fund derives from portfolio  investments that the Fund has held for a minimum  period,  usually  46 days.  A  corporate  shareholder  will not be  eligible  for the  deduction  on dividends  paid on Fund  shares  held for 45 days or less.  To the extent the Fund's  dividends  are  derived  from gross income from option  premiums,  interest  income or short-term  gains from the sale of securities or dividends from foreign  corporations,  those dividends will not qualify for the deduction.  Since it is anticipated that most of the Fund's income will be derived from  interest it receives on its  investments,  the Fund does not  anticipate that its distributions will qualify for this deduction.

         The Fund may either  retain or  distribute  to  shareholders  its net capital gain for each taxable  year.
The Fund  currently  intends to distribute  any such amounts.  If net long term capital gains are  distributed  and designated as a capital gain  distribution,  it will be taxable to shareholders as long-term  capital gain. It does not matter how long the  shareholder  has held his or her shares or whether  that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

         If the Fund  elects to retain  its net  capital  gain,  the Fund will be  subject  to tax on it at the 35%
corporate  tax rate.  If the Fund elects to retain its net  capital  gain,  it is expected  that the Fund also will elect  to have  shareholders  of  record  on the  last  day of its  taxable  year  treated  as if each  received  a distribution  of their pro rata share of such gain. As a result,  each  shareholder  will be required to report his or her pro rata share of such gain on their tax return as long-term  capital  gain,  will receive a refundable  tax credit  for  his/her  pro rata  share of tax paid by the Fund on the  gain,  and will  increase  the tax  basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment  income that may be received by the Fund from sources within  foreign  countries may be subject to foreign  taxes  withheld at the  source.  The United  States has entered  into tax  treaties  with many  foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute  ordinary income dividends or capital gain  distributions will be treated as a return of capital to the extent of the  shareholder's  tax basis in their  shares.  Any excess will be treated as gain from the sale of those shares,  as discussed below.  Shareholders  will be advised annually as to the U.S.  federal income tax  consequences of  distributions  made (or deemed made) during the year. If prior distributions  made by the Fund must be  re-characterized  as a  non-taxable  return of  capital  at the end of the fiscal  year as a result of the  effect of the  Fund's  investment  policies,  they will be  identified  as such in notices sent to shareholders.

         Distributions  by the Fund will be  treated in the  manner  described  above  regardless  of  whether  the distributions  are paid in cash or reinvested in additional  shares of the Fund (or of another fund).  Shareholders receiving a  distribution  in the form of  additional  shares will be treated as  receiving  a  distribution  in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required  in certain  cases to withhold  and remit to the U.S.  Treasury  31% of ordinary income  dividends  and capital  gains  distributions  and the  proceeds of the  redemption  of shares,  paid to any shareholder (1) who has failed to provide a correct,  certified taxpayer  identification number, (2) who is subject to backup  withholding  for failure to report the receipt of interest or dividend income  properly,  or (3) who has failed  to  certify  to the Fund  that the  shareholder  is not  subject  to backup  withholding  or is an  "exempt recipient" (such as a corporation).

         |X|  Tax Effects of Redemptions of Shares.  If a shareholder  redeems all or a portion of his/her  shares,
                                                                                               -
the shareholder  will recognize a gain or loss on the redeemed shares in an amount equal to the difference  between the proceeds of the redeemed  shares and the  shareholder's  adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the  shareholder  purchases other shares of the Fund within
30 days before or after the redemption.

         In  general,  any gain or loss  arising  from the  redemption  of shares  of the Fund  will be  considered capital gain or loss,  if the shares were held as a capital  asset.  It will be  long-term  capital gain or loss if the shares were held for more than one year.  However,  any capital  loss  arising  from the  redemption  of shares held for six  months or less will be  treated as a  long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.  Special  holding  period rules under the Internal  Revenue Code apply in this case to determine the holding  period of shares and there are limits on the  deductibility  of capital  losses in any year.

         |X|  Foreign  Shareholders.  Taxation of a shareholder who under United States law is a nonresident  alien individual,  foreign  trust or  estate,  foreign  corporation,  or  foreign  partnership  depends  on  whether  the shareholder's  income from the Fund is  effectively  connected  with a U.S.  trade or  business  carried on by such shareholder.

         If the income from the Fund is not  effectively  connected with a U.S.  trade or business  carried on by a foreign  shareholder,  ordinary  income  dividends  paid to  such  foreign  shareholder  will  be  subject  to U.S.
withholding  tax.  The rate of the tax depends on a number of factors.  If the income from the Fund is  effectively connected  with a U.S.  trade or business  carried on by a foreign  shareholder,  then ordinary  income  dividends, capital  gain  dividends,  and any gains  realized  upon the sale of shares  of the Fund  will be  subject  to U.S.
federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign  non-corporate  shareholder,  the Fund may be required to withhold  U.S.  federal income tax at a rate of 31% on  distributions  that are  otherwise  exempt  from  withholding  tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status.

         The tax consequences to a foreign  shareholder  entitled to claim the benefits of an applicable tax treaty may be different from those  described  herein.  Foreign  shareholders  are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund,  including the  applicability of foreign taxes.

Dividend  Reinvestment  in Another  Fund.  Shareholders  of the Fund may elect to  reinvest  all  dividends  and/or capital  gains  distributions  in shares of the same  class of any of the other  Oppenheimer  funds  listed  above.
Reinvestment  will be made  without  sales  charge  at the net  asset  value  per  share in  effect at the close of business on the payable date of the dividend or  distribution.  To elect this option,  the shareholder  must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder  first must obtain a prospectus for that fund and an application  from the Distributor to establish an account.  Dividends and/or  distributions from shares of certain other Oppenheimer funds (other than Oppenheimer
Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial  institutions  that have a sales agreement with OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the
Fund's  Distributor.  The  Distributor  also  distributes  shares  of  the  other  Oppenheimer  funds  and  is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager.  It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.  It also handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account fee.  It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The  Custodian.  The Bank of New York is the  custodian  of the Fund's  assets.  The  custodian's  responsibilities include  safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the Fund.  It will be the practice of the Fund to deal with the custodian in a manner  uninfluenced  by any banking  relationship  the  custodian  may have with the Manager and its  affiliates.  The Fund's cash balances with the  custodian  in excess of  $100,000  are not  protected  by  Federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

Independent  Accountants.  KPMG LLP are the independent  accountants of the Fund.  They audit the Fund's  financial statements  and perform  other  related  audit  services.  They also act as  accountants  for  certain  other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MIDCAP FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer MidCap Fund, including the statement of investments, as of October
31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31,
1999, and the 11-month period ended October 31, 1998, were audited by other auditors whose report dated November 19, 1999, expresses an unqualified opinion on this information.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer MidCap Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America.

/s/ KPMG LLP
------------
KPMG LLP

Denver, Colorado
November 21, 2001

STATEMENT OF INVESTMENTS  OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                                                                           MARKET VALUE
                                                                                        SHARES               SEE NOTE 1
=======================================================================================================================

COMMON STOCKS--80.1%
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.2%
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.7%
SPX Corp.(1)                                                                           305,000          $    30,378,000
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.5%
Millipore Corp.                                                                        739,600               38,681,080
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--0.9%
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--0.9%
Corvis Corp.(1)                                                                        208,200                  468,450
-----------------------------------------------------------------------------------------------------------------------
Corvis Corp.(1,2)                                                                      894,072                2,011,662
-----------------------------------------------------------------------------------------------------------------------
Tellium, Inc.(1)                                                                       416,600                2,770,390
-----------------------------------------------------------------------------------------------------------------------
Tellium, Inc.(1,2)                                                                     733,334                4,876,671
                                                                                                        ---------------
                                                                                                             10,127,173

-----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--12.2%
-----------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES--2.6%
IMS Health, Inc.                                                                     1,361,500               29,095,255
-----------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--9.6%
Bed Bath & Beyond, Inc.(1)                                                           1,500,000               37,590,000
-----------------------------------------------------------------------------------------------------------------------
BJ's Wholesale Club, Inc.(1)                                                         1,345,000               68,285,650
                                                                                                        ---------------
                                                                                                            105,875,650

-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--7.5%
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.7%
Charter Communications, Inc., Cl. A(1)                                               1,325,000               18,735,500
-----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--5.8%
AmerisourceBergen Corp.(1)                                                             762,600               48,470,856
-----------------------------------------------------------------------------------------------------------------------
Express Scripts, Inc.(1)                                                               391,200               16,015,728
                                                                                                        ---------------
                                                                                                             64,486,584

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL--15.2%
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--7.7%
AMBAC Financial Group, Inc.                                                            575,000               27,600,000
-----------------------------------------------------------------------------------------------------------------------
Concord EFS, Inc.(1)                                                                 2,109,200               57,728,804
                                                                                                        ---------------
                                                                                                             85,328,804

-----------------------------------------------------------------------------------------------------------------------
INSURANCE--7.5%
First Health Group Corp.(1)                                                          1,170,000               31,590,000
-----------------------------------------------------------------------------------------------------------------------
MBIA Inc.                                                                            1,102,500               50,781,150
-----------------------------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                                      30,000                1,016,100
                                                                                                        ---------------
                                                                                                             83,387,250

                           13 OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                           MARKET VALUE
                                                                                        SHARES               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------

HEALTHCARE--30.8%
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--9.8%
Gilead Sciences, Inc.(1)                                                               985,000          $    61,956,500
-----------------------------------------------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(1)                                                          540,000               32,389,200
-----------------------------------------------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(1)                                                          350,000               13,646,500
                                                                                                        ---------------
                                                                                                            107,992,200

-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--21.0%
Biomet, Inc.                                                                         1,415,000               43,157,500
-----------------------------------------------------------------------------------------------------------------------
Cytyc Corp.(1)                                                                       1,680,000               44,049,600
-----------------------------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                                                            2,390,000               61,423,000
-----------------------------------------------------------------------------------------------------------------------
Stryker Corp.                                                                          774,000               43,529,760
-----------------------------------------------------------------------------------------------------------------------
Varian Medical Systems, Inc.(1)                                                        600,000               40,260,000
                                                                                                        ---------------
                                                                                                            232,419,860

-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--2.9%
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--2.1%
Cerner Corp.(1)                                                                        348,400               18,726,500
-----------------------------------------------------------------------------------------------------------------------
Sonus Networks, Inc.(1)                                                              1,011,100                4,256,731
                                                                                                        ---------------
                                                                                                             22,983,231

-----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.5%
Veritas Software Corp.(1)                                                              194,500                5,519,910
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.3%
Bookham Technology plc, ADR(1,2)                                                       315,856                  386,924
-----------------------------------------------------------------------------------------------------------------------
ONI Systems Corp.(1)                                                                   607,500                2,970,675
                                                                                                        ---------------
                                                                                                              3,357,599

-----------------------------------------------------------------------------------------------------------------------
UTILITIES--4.4%
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--4.4%
Kinder Morgan, Inc.                                                                    970,000               48,141,100
                                                                                                        ---------------
Total Common Stocks (Cost $968,564,056)                                                                     886,509,196

=======================================================================================================================
PREFERRED STOCKS--0.8%
-----------------------------------------------------------------------------------------------------------------------
Axsun Technologies, Inc., Cv., Series C(1,2,3)                                         771,208                1,636,889
-----------------------------------------------------------------------------------------------------------------------
Centerpoint Broadband Technologies, Inc., Cv., Series D(1,2)                           556,586                2,155,101
-----------------------------------------------------------------------------------------------------------------------
fusionOne, Inc., 8% Non-Cum. Cv., Series D(1,2,3)                                    1,675,894                1,541,822
-----------------------------------------------------------------------------------------------------------------------
ITF Optical Technologies, Inc., Cv., Series A(1,2,3)                                   200,000                3,884,800
                                                                                                        ---------------
Total Preferred Stocks (Cost $29,100,099)                                                                     9,218,612

                           14 OPPENHEIMER MIDCAP FUND

                                                                                     PRINCIPAL            MARKET VALUE
                                                                                        AMOUNT              SEE NOTE 1
=======================================================================================================================

CONVERTIBLE CORPORATE BONDS AND NOTES--0.3%

Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts., 8/15/05(2)
(Cost $3,150,000)                                                              $     3,150,000          $     3,654,000

=======================================================================================================================
SHORT-TERM NOTES--9.1%

Federal Home Loan Bank, 2.46%, 11/1/01 (Cost $100,000,000)                         100,000,000              100,000,000

=======================================================================================================================
REPURCHASE AGREEMENTS--8.9%

Repurchase agreement with Deutsche Bank Securities, Inc., 2.54%, dated 10/31/01, to be repurchased at $98,219,929 on 11/1/01, collateralized by U.S. Treasury Bonds, 8.125%-8.75%,
8/15/20-8/15/21, with a value of $100,546,356 (Cost $98,213,000)                    98,213,000               98,213,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,199,027,155)                                         99.2%           1,097,594,808
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                            0.8                8,962,492
                                                                               ----------------------------------------
NET ASSETS                                                                               100.0%         $ 1,106,557,300
                                                                               ========================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of
Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended October 31, 2001.
The aggregate fair value of securities of affiliated companies held by the Fund as of October 31, 2001, amounts to $7,063,511. Transactions during the period in which the issuer was an affiliate are as follows:

                                          SHARES                                                SHARES         UNREALIZED
                                     OCTOBER 31,             GROSS             GROSS       OCTOBER 31,       APPRECIATION
                                            2000         ADDITIONS        REDUCTIONS              2001     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------

STOCKS AND WARRANTS
Axsun Technologies, Inc., Cv.,
Series C                                      --           771,208                --           771,208       $(7,363,108)
fusionOne, Inc., 8%
Non-Cum. Cv., Series D                 1,675,894                --                --         1,675,894        (7,558,282)
ITF Optical Technologies,
Inc., Cv., Series A                      200,000                --                --           200,000        (1,115,200)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           15 OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2001
--------------------------------------------------------------------------------

=====================================================================================================

 ASSETS

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $1,175,927,054)                                    $ 1,090,531,297
 Affiliated companies (cost $23,100,101)                                               7,063,511
                                                                                 --------------------
                                                                                   1,097,594,808

-----------------------------------------------------------------------------------------------------
 Cash                                                                                    342,723
-----------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                      9,522,367
 Shares of beneficial interest sold                                                    2,380,607
 Interest and dividends                                                                  115,374
 Other                                                                                    10,153
                                                                                 --------------------
 Total assets                                                                      1,109,966,032

=====================================================================================================
 LIABILITIES

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                2,834,924
 Distribution and service plan fees                                                      251,042
 Trustees' compensation                                                                  137,737
 Shareholder reports                                                                      17,503
 Transfer and shareholder servicing agent fees                                             3,907
 Other                                                                                   163,619
                                                                                 --------------------
 Total liabilities                                                                     3,408,732

=====================================================================================================
 NET ASSETS                                                                      $ 1,106,557,300
                                                                                 ====================

=====================================================================================================
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                                 $ 2,124,803,896
-----------------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                        (130,348)
-----------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                    (916,683,901)
-----------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                          (101,432,347)
-----------------------------------------------------------------------------------------------------
 NET ASSETS                                                                      $ 1,106,557,300
                                                                                 ====================

                           16 OPPENHEIMER MIDCAP FUND

=====================================================================================================

 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $532,337,862 and 36,915,572 shares of beneficial interest outstanding)                   $14.42
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                          $15.30
-----------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $438,961,540
 and 31,302,493 shares of beneficial interest outstanding)                                $14.02
-----------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $128,230,460
 and 9,147,359 shares of beneficial interest outstanding)                                 $14.02
-----------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,268,131
 and 157,505 shares of beneficial interest outstanding)                                   $14.40
-----------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $4,759,307 and 323,944 shares of beneficial interest outstanding)              $14.69

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           17 OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

=====================================================================================================

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
 Interest                                                                        $    16,773,539
-----------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $128)                                  1,383,690
                                                                                 --------------------
 Total income                                                                         18,157,229

=====================================================================================================
 EXPENSES

 Management fees                                                                       9,759,526
-----------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                               1,801,991
 Class B                                                                               5,929,361
 Class C                                                                               1,703,539
 Class N                                                                                   4,166
-----------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                               2,365,370
 Class B                                                                               1,948,616
 Class C                                                                                 561,227
 Class N                                                                                   4,039
 Class Y                                                                                   8,683
-----------------------------------------------------------------------------------------------------
 Shareholder reports                                                                   1,003,304
-----------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              34,257
-----------------------------------------------------------------------------------------------------
 Other                                                                                   322,980
                                                                                 --------------------
 Total expenses                                                                       25,447,059
 Less reduction to custodian expenses                                                    (21,345)
 Less voluntary waiver of transfer and shareholder servicing agent
  fees--Class A, B, C and N                                                             (180,480)
 Less voluntary waiver of transfer and shareholder servicing
 agent fees--Class Y                                                                      (1,308)
                                                                                 --------------------
 Net expenses                                                                         25,243,926

=====================================================================================================
 NET INVESTMENT LOSS                                                                  (7,086,697)

=====================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                        (765,861,273)
 Closing and expiration of option contracts written                                      515,728
                                                                                 --------------------
 Net realized gain (loss)                                                           (765,345,545)

-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments                (463,263,091)
                                                                                 --------------------
 Net realized and unrealized gain (loss)                                          (1,228,608,636)

=====================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $(1,235,695,333)
                                                                                 ====================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           18 OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED OCTOBER 31,                                             2001                    2000
=====================================================================================================

 OPERATIONS
-----------------------------------------------------------------------------------------------------
 Net investment income (loss)                                 $   (7,086,697)     $   (1,600,045)
-----------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                       (765,345,545)       (144,891,367)
-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)           (463,263,091)        296,033,356
                                                              ---------------------------------------
 Net increase (decrease) in net assets resulting
   from operations                                            (1,235,695,333)        149,541,944

=====================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                          72,996,958         805,221,452
 Class B                                                          59,856,987         700,136,215
 Class C                                                          22,021,277         210,488,193
 Class N                                                           2,566,730                  --
 Class Y                                                           6,333,492             115,803

=====================================================================================================
 NET ASSETS

 Total increase (decrease)                                    (1,071,919,889)      1,865,503,607
-----------------------------------------------------------------------------------------------------
 Beginning of period                                           2,178,477,189         312,973,582
                                                              ---------------------------------------
 End of period (including accumulated net investment
 loss of $130,348 and $192,223, respectively)                 $1,106,557,300      $2,178,477,189
                                                              =======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           19 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 CLASS A          YEAR ENDED OCTOBER 31,                            2001            2000            1999         1998(1)
============================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                          $   30.41     $     19.88       $   10.83        $  10.00
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment gain (loss)                                         (.02)            .04            (.04)           (.02)
 Net realized and unrealized gain (loss)                          (15.97)          10.49            9.11             .85
                                                               -------------------------------------------------------------
 Total income (loss) from investment operations                   (15.99)          10.53            9.07             .83
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain                         --              --            (.02)             --
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $   14.42     $     30.41       $   19.88        $  10.83
                                                               =============================================================

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                              (52.58)%         52.97%          83.79%           8.30%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                      $ 532,338     $ 1,055,967       $ 167,879        $ 14,607
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $ 718,814     $   728,168       $  60,644        $  7,185
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment gain (loss)                                        (0.09)%          0.28%          (0.49)%         (0.33)%
 Expenses                                                           1.33%           1.16%           1.40%           1.59%(4)
 Expenses, net of voluntary waiver of transfer agent fees           1.32%            N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              84%             23%             61%            117%

1. For the period from December 1, 1997 (inception of offering) to October 31,
1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           20 OPPENHEIMER MIDCAP FUND

 CLASS B          YEAR ENDED OCTOBER 31,                            2001            2000            1999         1998(1)
============================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                          $   29.79     $     19.62       $   10.77        $  10.00
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                (.15)           (.07)           (.07)           (.05)
 Net realized and unrealized gain (loss)                          (15.62)          10.24            8.94             .82
                                                               -------------------------------------------------------------
 Total income (loss) from investment operations                   (15.77)          10.17            8.87             .77
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain                         --              --            (.02)             --
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $   14.02     $     29.79       $   19.62        $  10.77
                                                               =============================================================

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                              (52.94)%         51.83%          82.40%           7.70%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                      $ 438,962     $   874,830       $ 118,611        $  7,654
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $ 592,096     $   594,390       $  40,455        $  3,521
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                               (0.84)%         (0.48)%         (1.25)%         (1.06)%
 Expenses                                                           2.08%           1.91%           2.16%           2.35%(4)
 Expenses, net of voluntary waiver of transfer agent fees           2.07%            N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              84%             23%             61%            117%

1. For the period from December 1, 1997 (inception of offering) to October 31,
1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           21 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------

 CLASS C          YEAR ENDED OCTOBER 31,                            2001            2000            1999         1998(1)
============================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                          $   29.78     $     19.60       $   10.76        $  10.00
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                (.15)           (.07)           (.06)           (.05)
 Net realized and unrealized gain (loss)                          (15.61)          10.25            8.92             .81
                                                               -------------------------------------------------------------
 Total income (loss) from investment operations                   (15.76)          10.18            8.86             .76
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain                         --              --            (.02)             --
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $   14.02     $     29.78       $   19.60        $  10.76
                                                               =============================================================

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                              (52.92)%         51.94%          82.38%           7.60%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                      $ 128,230     $   247,566       $  26,482        $  2,587
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $ 170,129     $   161,221       $   9,066        $  1,271
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                               (0.85)%         (0.48)%         (1.26)%         (1.07)%
 Expenses                                                           2.08%           1.91%           2.16%           2.35%(4)
 Expenses, net of voluntary waiver of transfer agent fees           2.07%            N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              84%             23%             61%            117%

1. For the period from December 1, 1997 (inception of offering) to October 31,
1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           22 OPPENHEIMER MIDCAP FUND

                                                                            PERIOD ENDED
 CLASS N                                                             OCTOBER 31, 2001(1)
==========================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                        $     19.54
------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                                (.05)
 Net realized and unrealized gain (loss)                                           (5.09)
                                                                             -------------
 Total income (loss) from investment operations                                    (5.14)
------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain                                         --
------------------------------------------------------------------------------------------
 Net asset value, end of period                                              $     14.40
                                                                             =============

==========================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                              (26.31)%

==========================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                    $     2,268
------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                           $     1,250
------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                                               (0.94)%
 Expenses                                                                           1.73%
 Expenses, net of voluntary waiver of transfer agent fees                           1.72%
------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                              84%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           23 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------

 CLASS Y          YEAR ENDED OCTOBER 31,                            2001            2000            1999         1998(1)
============================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                          $   30.86     $     20.07       $   10.88        $  10.00
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                       (.08)           (.02)           (.01)            .01
 Net realized and unrealized gain (loss)                          (16.09)          10.81            9.22             .87
                                                               -------------------------------------------------------------
 Total income (loss) from investment operations                   (16.17)          10.79            9.21             .88
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain                         --              --            (.02)             --
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $   14.69     $     30.86       $   20.07        $  10.88
                                                               =============================================================

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                              (52.40)%         53.76%          84.69%           8.80%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                      $   4,759     $       115       $       2        $      1
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $   2,720     $        33       $       2        $      1
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                                      (0.12)%          0.60%          (0.06)%          0.05%
 Expenses                                                           1.07%           0.74%           1.03%           1.09%(4)
 Expenses, net of voluntary waiver of transfer agent fees           1.02%            N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              84%             23%             61%            117%

1. For the period from December 1, 1997 (inception of offering) to October 31,
1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           24 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company
Act of 1940, as amended, as an open-end management investment company. The
Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                           25 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

           EXPIRING
           ---------------------------

               2006      $   2,792,572
               2007          3,516,822
               2008        142,020,390
               2009        764,990,986
                         -------------
              Total      $ 913,320,770
                         =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
October 31, 2001, the Fund's projected benefit obligations were decreased by
$58,974 and payments of $2,903 were made to retired trustees, resulting in an accumulated liability of $130,346 as of October 31, 2001.

        The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                           26 OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $7,148,572. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           27 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED OCTOBER 31, 2001(1)         YEAR ENDED OCTOBER 31, 2000
                                    SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------

 CLASS A
 Sold                           21,601,589   $   431,618,994        33,833,586   $ 1,036,803,331
 Dividends and/or
 distributions reinvested               --                --                --                --
 Redeemed                      (19,413,730)     (358,622,036)       (7,550,876)     (231,581,879)
                             ---------------------------------------------------------------------
 Net increase (decrease)         2,187,859   $    72,996,958        26,282,710   $   805,221,452
                             =====================================================================

--------------------------------------------------------------------------------------------------
 CLASS B
 Sold                           12,038,231   $   240,307,506        27,648,563   $   830,933,407
 Dividends and/or
 distributions reinvested               --                --                --                --
 Redeemed                      (10,102,864)     (180,450,519)       (4,327,314)     (130,797,192)
                             ---------------------------------------------------------------------
 Net increase (decrease)         1,935,367   $    59,856,987        23,321,249   $   700,136,215
                             =====================================================================

--------------------------------------------------------------------------------------------------
 CLASS C
 Sold                            4,550,109   $    87,698,946         9,424,959   $   281,662,027
 Dividends and/or
 distributions reinvested               --                --                --                --
 Redeemed                       (3,716,188)      (65,677,669)       (2,462,638)      (71,173,834)
                             ---------------------------------------------------------------------
 Net increase (decrease)           833,921   $    22,021,277         6,962,321   $   210,488,193
                             =====================================================================

--------------------------------------------------------------------------------------------------
 CLASS N
 Sold                              167,066   $     2,704,211                --   $            --
 Dividends and/or
 distributions reinvested               --                --                --                --
 Redeemed                           (9,561)         (137,481)               --                --
                             ---------------------------------------------------------------------
 Net increase (decrease)           157,505   $     2,566,730                --   $            --
                             =====================================================================

--------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                              499,899   $     9,750,294             3,687   $       118,326
 Dividends and/or
 distributions reinvested               --                --                --                --
 Redeemed                         (179,670)       (3,416,802)              (72)           (2,523)
                             ---------------------------------------------------------------------
 Net increase (decrease)           320,229   $     6,333,492             3,615   $       115,803
                             =====================================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for
Class N shares.

                           28 OPPENHEIMER MIDCAP FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were
$1,397,493,059 and $978,081,643, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,202,390,287 was:

            Gross unrealized appreciation                      $   56,668,154
            Gross unrealized depreciation                        (161,463,633)
                                                               --------------
            Net unrealized appreciation (depreciation)         $ (104,795,479)
                                                               ==============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of
0.75% of the first $200 million of average annual net assets of the Fund, 0.72%
of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million. The
Fund's management fee for the year ended October 31, 2001, was an annualized rate of 0.66%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class A, B, C, N and Y shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Class A, B, C and N shares effective October 1, 2001 and to 0.25% of average net assets for Class Y shares effective January 1, 2001.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        AGGREGATE           CLASS A        COMMISSIONS        COMMISSIONS         COMMISSIONS           COMMISSIONS
                        FRONT-END         FRONT-END         ON CLASS A         ON CLASS B          ON CLASS C            ON CLASS N
                    SALES CHARGES     SALES CHARGES             SHARES             SHARES              SHARES                SHARES
                       ON CLASS A       RETAINED BY        ADVANCED BY        ADVANCED BY         ADVANCED BY           ADVANCED BY
 YEAR ENDED                SHARES       DISTRIBUTOR     DISTRIBUTOR(1)     DISTRIBUTOR(1)      DISTRIBUTOR(1)        DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------------------------

 October 31, 2001      $4,350,671        $1,160,339           $480,871         $6,744,263            $613,517               $24,109

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                              CLASS A                 CLASS B                CLASS C                CLASS N
                  CONTINGENT DEFERRED     CONTINGENT DEFERRED    CONTINGENT DEFERRED    CONTINGENT DEFERRED
                        SALES CHARGES           SALES CHARGES          SALES CHARGES          SALES CHARGES
                          RETAINED BY             RETAINED BY            RETAINED BY            RETAINED BY
 YEAR ENDED               DISTRIBUTOR             DISTRIBUTOR            DISTRIBUTOR            DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------

 October 31, 2001              $3,441              $1,306,155                $69,810                    $--

                            29 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A plan totaled $1,801,991, all of which were paid by the Distributor to recipients, and included $122,885 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on
Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                           30 OPPENHEIMER MIDCAP FUND

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                                                          DISTRIBUTOR'S
                                                                        DISTRIBUTOR'S         AGGREGATE
                                                                            AGGREGATE      UNREIMBURSED
                                                                         UNREIMBURSED     EXPENSES AS %
                        TOTAL PAYMENTS            AMOUNT RETAINED            EXPENSES     OF NET ASSETS
                            UNDER PLAN             BY DISTRIBUTOR          UNDER PLAN          OF CLASS
-------------------------------------------------------------------------------------------------------

 Class B Plan               $5,929,361                 $4,999,449         $19,030,675              4.34%
 Class C Plan                1,703,539                    738,209           2,376,697              1.85
 Class N Plan                    4,166                      3,871              48,490              2.14

================================================================================
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2001, was as follows:

                                                                      CALL OPTIONS
                                                       -----------------------------
                                                          NUMBER OF      AMOUNT OF
                                                          CONTRACTS       PREMIUMS
------------------------------------------------------------------------------------

 Options outstanding as of October 31, 2000                      --       $     --
 Options written                                              2,250        515,728
 Options closed or expired                                   (2,250)      (515,728)
                                                       -----------------------------
 Options outstanding as of October 31, 2001                      --       $     --
                                                       =============================

                           31 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2001, was $20,147,869, which represents 1.82% of the Fund's net assets, of which $16,493,869 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                 UNREALIZED
                                               ACQUISITION                                VALUATION AS OF      APPRECIATION
 SECURITY                                            DATES                  COST         OCTOBER 31, 2001    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------

 STOCKS AND WARRANTS
 Axsun Technologies, Inc., Cv., Series C          12/13/00           $ 8,999,997               $1,636,889      $(7,363,108)
-----------------------------------------------------------------------------------------------------------------------------
                                                  2/24/00-
 Bookham Technology plc, ADR                      10/18/00             5,000,000                  386,924       (4,613,076)
-----------------------------------------------------------------------------------------------------------------------------
 Centerpoint Broadband Technologies,
 Inc., Cv., Series D                              10/23/00             5,999,997                2,155,101       (3,844,896)
-----------------------------------------------------------------------------------------------------------------------------
 Corvis Corp.                                     12/16/99             5,999,968                2,011,662       (3,988,306)
-----------------------------------------------------------------------------------------------------------------------------
 fusionOne, Inc., 8% Non-Cum. Cv.,
 Series D                                           9/6/01             9,100,104                1,541,822       (7,558,282)
-----------------------------------------------------------------------------------------------------------------------------
 ITF Optical Technologies, Inc., Cv.,
 Series A                                           4/7/00             5,000,000                3,884,800       (1,115,200)
-----------------------------------------------------------------------------------------------------------------------------
 Tellium, Inc.                                     9/20/00            11,000,010                4,876,671       (6,123,339)

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.

        The Fund had no borrowings outstanding during the year ended or at
October 31, 2001.

Appendix A

-------------------------------------------------------------------------------------------------------------------
                                              Industry Classifications
-------------------------------------------------------------------------------------------------------------------

Aerospace/Defense                                           Food and Drug Retailers
Air Transportation                                          Gas Utilities
Asset-Backed                                                Health Care/Drugs
Auto Parts and Equipment                                    Health Care/Supplies & Services
Automotive                                                  Homebuilders/Real Estate
Bank Holding Companies                                      Hotel/Gaming
Banks                                                       Industrial Services
Beverages                                                   Information Technology
Broadcasting                                                Insurance
Broker-Dealers                                              Leasing & Factoring
Building Materials                                          Leisure
Cable Television                                            Manufacturing
Chemicals                                                   Metals/Mining
Commercial Finance                                          Nondurable Household Goods
Communication Equipment                                     Office Equipment
Computer Hardware                                           Oil - Domestic
Computer Software                                           Oil - International
Conglomerates                                               Paper
Consumer Finance                                            Photography
Consumer Services                                           Publishing
Containers                                                  Railroads & Truckers
Convenience Stores                                          Restaurants
Department Stores                                           Savings & Loans
Diversified Financial                                       Shipping
Diversified Media                                           Special Purpose Financial
Drug Wholesalers                                            Specialty Printing
Durable Household Goods                                     Specialty Retailing
Education                                                   Steel
Electric Utilities                                          Telecommunications - Long Distance
Electrical Equipment                                        Telephone - Utility
Electronics                                                 Textile, Apparel & Home Furnishings
Energy Services                                             Tobacco
Entertainment/Film                                          Trucks and Parts
Environmental                                               Wireless Services
Food

                                                       B-12
Appendix B

       ------------------------------------------------------------------------------------------------------------
       OppenheimerFunds Special Sales Charge Arrangements and Waivers
       ------------------------------------------------------------------------------------------------------------

In certain cases,  the initial sales charge that applies to purchases of Class A shares1 of the  Oppenheimer  funds or the  contingent  deferred  sales  charge  that may apply to Class A, Class B or Class C shares  may be  waived.2
That is because of the economies of sales efforts realized by OppenheimerFunds  Distributor,  Inc., (referred to in this  document as the  "Distributor"),  or by dealers or other  financial  institutions  that offer those shares to certain classes of investors.

Not all waivers apply to all funds.  For example,  waivers relating to Retirement Plans do not apply to Oppenheimer municipal  funds,  because  shares of those funds are not  available  for  purchase  by or on behalf of  retirement plans. Other waivers apply only to shareholders of certain funds.

For the  purposes  of some of the  waivers  described  below and in the  Prospectus  and  Statement  of  Additional
Information  of the applicable  Oppenheimer  funds,  the term  "Retirement  Plan" refers to the following  types of plans:
(1)      plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
(2)      non-qualified deferred compensation plans,
(3)      employee benefit plans3
(4)      Group Retirement Plans4
(5)      403(b)(7) custodial plan accounts
(6)      Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs, Roth IRAs,  SEP-IRAs,  SARSEPs or
              SIMPLE plans
(7)
The  interpretation of these provisions as to the applicability of a special  arrangement or waiver in a particular case is in the sole  discretion  of the  Distributor  or the transfer  agent  (referred to in this  document as the
"Transfer  Agent") of the particular  Oppenheimer  fund.  These waivers and special  arrangements may be amended or terminated at any time by a particular fund, the Distributor,  and/or  OppenheimerFunds,  Inc. (referred to in this document as the "Manager").
Waivers  that apply at the time shares are  redeemed  must be requested  by the  shareholder  and/or  dealer in the redemption request.
--------------
1.       Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2.       In the case of Oppenheimer Senior Floating Rate Fund, a  continuously-offered  closed-end fund, references
     to  contingent   deferred  sales  charges  mean  the  Fund's  Early  Withdrawal   Charges  and  references  to
     "redemptions" mean "repurchases" of shares.
3.       An "employee  benefit  plan" means any plan or  arrangement,  whether or not it is  "qualified"  under the
     Internal  Revenue  Code,  under  which  Class A shares  of an  Oppenheimer  fund or funds are  purchased  by a fiduciary or other  administrator  for the account of  participants  who are employees of a single employer or of affiliated  employers.  These may include, for example,  medical savings accounts,  payroll deduction plans or  similar  plans.  The fund  accounts  must be  registered  in the name of the  fiduciary  or  administrator purchasing the shares for the benefit of participants in the plan.
4.       The term "Group  Retirement Plan" means any qualified or non-qualified  retirement plan for employees of a corporation or sole  proprietorship,  members and employees of a partnership or association or other organized group of persons (the members of which may include other groups),  if the group has made special  arrangements with the  Distributor  and all members of the group  participating  in (or who are eligible to participate in)
     the plan purchase Class A shares of an Oppenheimer fund or funds through a single  investment  dealer,  broker or other  financial  institution  designated by the group.  Such plans include 457 plans,  SEP-IRAs,  SARSEPs,
     SIMPLE plans and 403(b) plans other than plans for public school  employees.  The term "Group Retirement Plan"
     also  includes  qualified  retirement  plans  and  non-qualified  deferred  compensation  plans  and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single  investment  dealer,  broker or other financial  institution  that has made  special  arrangements  with the  Distributor  enabling  those  plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of  Oppenheimer  Funds That Are Not Subject to Initial  Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial  sales charge on purchases  of Class A shares of any of the  Oppenheimer  funds in the cases listed below.  However,  these  purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months of the end of the calendar  month of their  purchase,  as  described  in the  Prospectus
(unless  a waiver  described  elsewhere  in this  Appendix  applies  to the  redemption).  Additionally,  on shares purchased  under these waivers that are subject to the Class A contingent  deferred sales charge,  the  Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."7
This waiver provision applies to:

|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases by  a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(1)      buys shares costing $500,000 or more, or
(2)      has, at the time of  purchase,  100 or more  eligible  employees or total plan assets of $500,000 or more,
                    or
(3)      certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)      through a broker,  dealer, bank or registered  investment advisor that has made special  arrangements with the Distributor for those purchases, or
(2)      by a direct  rollover of a distribution  from a qualified  Retirement  Plan if the  administrator  of that
                    Plan has made special arrangements with the Distributor for those purchases.

|_|      Purchases  of  Class  A  shares  by  Retirement  Plans  that  have  any  of the  following  record-keeping arrangements:

(1)      The record  keeping is  performed by Merrill  Lynch Pierce  Fenner & Smith,  Inc.  ("Merrill  Lynch") on a
                    daily  valuation  basis  for the  Retirement  Plan.  On the  date the plan  sponsor  signs  the record-keeping  service  agreement with Merrill Lynch, the Plan must have $3 million or more of its assets  invested in (a) mutual funds,  other than those advised or managed by Merrill Lynch
                    Asset  Management,  L.P.  ("MLAM"),  that are made available under a Service  Agreement between
                    Merrill  Lynch and the  mutual  fund's  principal  underwriter  or  distributor,  and (b) funds advised or managed by MLAM (the funds  described in (a) and (b) are referred to as  "Applicable
                    Investments").
(2)      The record  keeping for the  Retirement  Plan is performed on a daily  valuation  basis by a record keeper whose  services are provided under a contract or  arrangement  between the Retirement  Plan and
                    Merrill  Lynch.  On the date the plan sponsor signs the record keeping  service  agreement with
                    Merrill Lynch, the Plan must have $3 million or more of its assets  (excluding  assets invested in money market funds) invested in Applicable Investments.

(3)      The record  keeping for a Retirement  Plan is handled under a service  agreement with Merrill Lynch and on the date the plan sponsor  signs that  agreement,  the Plan has 500 or more  eligible  employees
                    (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases  by a Retirement  Plan whose record  keeper had a  cost-allocation  agreement  with the Transfer
              Agent on or before May 1, 1999.

II.  Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A  shares  purchased  by the  following  investors  are not  subject  to any  Class A sales  charges  (and no commissions are paid by the Distributor on such purchases):

|_|      The Manager or its affiliates.
|_|      Present or former  officers,  directors,  trustees and employees (and their  "immediate  families") of the
              Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees.
              The term "immediate family" refers to one's spouse, children, grandchildren,  grandparents,  parents, parents-in-law,  brothers and sisters,  sons- and  daughters-in-law,  a sibling's  spouse, a spouse's siblings,  aunts,  uncles,  nieces and nephews;  relatives by virtue of a remarriage  (step-children, step-parents, etc.) are included.
|_|      Registered  management  investment  companies,  or separate  accounts  of  insurance  companies  having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales  agreement with the  Distributor,  if they purchase  shares for their own accounts or for retirement plans for their employees.
|_|      Employees and  registered  representatives  (and their spouses) of dealers or brokers  described  above or financial  institutions  that have entered into sales  arrangements with such dealers or brokers (and which  are  identified  as such to the  Distributor)  or with the  Distributor.  The  purchaser  must certify to the  Distributor  at the time of purchase  that the  purchase is for the  purchaser's  own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the
              Distributor  providing  specifically  for the use of  shares  of the  Fund  in  particular  investment products made  available to their  clients.  Those  clients may be charged a transaction  fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment  advisors and  financial  planners who have entered into an agreement for this purpose with the
              Distributor  and who charge an advisory,  consulting  or other fee for their  services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi  trusts"  that buy shares for their own  accounts,  if the  purchases  are made through a broker or agent or other financial  intermediary  that has made special  arrangements  with the Distributor for those purchases.
|_|      Clients of  investment  advisors or financial  planners  (that have  entered  into an  agreement  for this purpose  with the  Distributor)  who buy  shares  for their own  accounts  may also  purchase  shares without sales charge but only if their  accounts are linked to a master  account of their  investment advisor  or  financial  planner  on  the  books  and  records  of  the  broker,  agent  or  financial intermediary  with  which  the  Distributor  has  made  such  special  arrangements  . Each of  these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors,  trustees,  officers  or  full-time  employees  of  OpCap  Advisors  or its  affiliates,  their relatives  or any trust,  pension,  profit  sharing or other  benefit  plan which  beneficially  owns shares for those persons.
|_|      Accounts for which  Oppenheimer  Capital (or its  successor) is the  investment  advisor (the  Distributor must be advised of this  arrangement)  and  persons who are  directors  or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers,  brokers,  banks, or registered  investment advisors that have entered into an agreement with the
              Distributor to sell shares to defined  contribution  employee  retirement plans for which the dealer, broker or investment advisor provides administration services.
|_|      Retirement  Plans and  deferred  compensation  plans and trusts used to fund those plans  (including,  for example,  plans  qualified or created under sections  401(a),  401(k),  403(b) or 457 of the Internal
              Revenue Code),  in each case if those  purchases are made through a broker,  agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000  401(k)  plan  (sponsored  by the former  Quest for Value  Advisors)  whose Class B or Class C shares of a Former  Quest for Value  Fund were  exchanged  for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|      A qualified  Retirement  Plan that had agreed with the former Quest for Value Advisors to purchase  shares of any of the Former  Quest for Value Funds at net asset  value,  with such shares to be held through
              DCXchange,  a sub-transfer agency mutual fund clearinghouse,  if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares  issued or  purchased  in the  following  transactions  are not  subject  to sales  charges  (and no commissions are paid by the Distributor on such purchases):

|_|      Shares issued in plans of  reorganization,  such as mergers,  asset  acquisitions and exchange offers,  to which the Fund is a party.
|_|      Shares  purchased by the  reinvestment  of dividends or other  distributions  reinvested  from the Fund or other  Oppenheimer  funds (other than Oppenheimer Cash Reserves) or unit investment  trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased  through a broker-dealer  that has entered into a special  agreement with the Distributor to allow the  broker's  customers  to  purchase  and pay for shares of  Oppenheimer  funds  using the proceeds of shares  redeemed  in the prior 30 days from a mutual  fund (other than a fund  managed by the Manager or any of its  subsidiaries)  on which an initial  sales  charge or  contingent  deferred sales  charge was paid.  This  waiver  also  applies to shares  purchased  by  exchange  of shares of
              Oppenheimer  Money Market Fund,  Inc. that were  purchased  and paid for in this manner.  This waiver must be requested when the purchase order is placed for shares of the Fund, and the  Distributor  may require evidence of qualification for this waiver.
|_|      Shares  purchased with the proceeds of maturing  principal units of any Qualified Unit  Investment  Liquid
              Trust Series.
|_|      Shares  purchased by the  reinvestment  of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A  contingent  deferred  sales  charge is also  waived if shares that would  otherwise  be subject to the contingent deferred sales charge are redeemed in the following cases:

|_|      To make Automatic  Withdrawal  Plan payments that are limited  annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary  redemptions  of shares by  operation  of law or  involuntary  redemptions  of small  accounts
              (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans,  deferred  compensation plans or other employee benefit plans for any of the following purposes:

(1)      Following  the death or  disability  (as  defined in the  Internal  Revenue  Code) of the  participant  or
                    beneficiary.   The  death  or  disability  must  occur  after  the  participant's  account  was established.
(2)      To return excess contributions.
(3)      To return contributions made due to a mistake of fact.
(4)      Hardship withdrawals, as defined in the plan.8
(5)      Under a Qualified  Domestic  Relations  Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation  agreement  described in Section 71(b) of the Internal  Revenue
                    Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make  "substantially  equal  periodic  payments" as described in Section 72(t) of the Internal  Revenue
                    Code.
(8)      For loans to participants or beneficiaries.
(9)      Separation from service.9
              (10)  Participant-directed  redemptions  to  purchase  shares  of a mutual  fund  (other  than a fund managed  by the  Manager  or a  subsidiary  of  the  Manager)  if the  plan  has  made  special arrangements with the Distributor.
              (11)  Plan  termination or  "in-service  distributions,"  if the redemption  proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

|_|      For distributions from Retirement Plans having 500 or more eligible  employees,  except  distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_|      For  distributions  from  401(k)  plans  sponsored  by  broker-dealers  that have  entered  into a special agreement with the Distributor allowing this waiver.

III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N  contingent  deferred  sales  charges  will not be applied to shares  purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent  deferred  sales  charges will be waived for  redemptions  of shares in the following cases:

|_|      Shares  redeemed  involuntarily,  as  described  in  "Shareholder  Account  Rules  and  Policies,"  in the
              applicable Prospectus.
|_|      Redemptions  from  accounts  other than  Retirement  Plans  following  the death or disability of the last surviving  shareholder,  including a trustee of a grantor  trust or revocable  living trust for which the  trustee is also the sole  beneficiary.  The death or  disability  must have  occurred  after the account  was  established,  and for  disability  you must  provide  evidence  of a  determination  of disability by the Social Security Administration.
|_|      Distributions  from accounts for which the  broker-dealer  of record has entered into a special  agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement  Plans whose records are maintained on a daily  valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer  U.S.  Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions  requested in writing by a Retirement  Plan sponsor of Class C shares of an  Oppenheimer  fund in  amounts  of $1  million  or more  held by the  Retirement  Plan for more  than one  year,  if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_|      Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:

(1)      Following  the death or  disability  (as  defined in the  Internal  Revenue  Code) of the  participant  or
                    beneficiary.   The  death  or  disability  must  occur  after  the  participant's  account  was established in an Oppenheimer fund.
(2)      To return excess contributions made to a participant's account.
(3)      To return contributions made due to a mistake of fact.
(4)      To make hardship withdrawals, as defined in the plan.10
(5)      To make  distributions  required under a Qualified  Domestic  Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make  "substantially  equal  periodic  payments" as described in Section 72(t) of the Internal  Revenue
                    Code.
(8)      For loans to participants or beneficiaries.11
(9)      On account of the participant's separation from service.12
(10)     Participant-directed  redemptions  to purchase  shares of a mutual fund (other than a fund  managed by the
                    Manager or a subsidiary of the Manager)  offered as an investment  option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11)     Distributions  made on account of a plan  termination  or  "in-service"  distributions,  if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12)     Distributions  from Retirement Plans having 500 or more eligible  employees,  but excluding  distributions made  because of the Plan's  elimination  as  investment  options  under the Plan of all of the
                    Oppenheimer funds that had been offered.
(13)     For distributions  from a participant's  account under an Automatic  Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate  value of the  distributions  does not exceed 10% of the account's value, adjusted annually.
(14)     Redemptions  of Class B shares under an Automatic  Withdrawal  Plan for an account other than a Retirement
                    Plan,  if the  aggregate  value of the  redeemed  shares  does not exceed 10% of the  account's value, adjusted annually.

         |_|  Redemptions  of Class B shares or Class C shares  under an Automatic  Withdrawal  Plan from an account other than a Retirement  Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The  contingent  deferred  sales charge is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered  management  investment  companies or separate  accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares  sold to present  or former  officers,  directors,  trustees  or  employees  (and their  "immediate families"  as  defined  above in  Section  I.A.) of the Fund,  the  Manager  and its  affiliates  and retirement plans established by them for their employees.

IV. Special Sales Charge  Arrangements  for  Shareholders  of Certain  Oppenheimer  Funds Who Were  Shareholders of
Former
Quest for Value Funds

The  initial  and  contingent  deferred  sales  charge  rates and  waivers  for Class A, Class B and Class C shares described in the  Prospectus  or Statement  of  Additional  Information  of the  Oppenheimer  funds are modified as described  below for certain  persons who were  shareholders  of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when  OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

   Oppenheimer Quest Value Fund, Inc.                       Oppenheimer Quest Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund                    Oppenheimer Quest Global Value Fund
   Oppenheimer Quest Opportunity Value Fund

         These  arrangements also apply to shareholders of the following funds when they merged (were  reorganized)
into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund                Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund             Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund                         Quest for Value California Tax-Exempt Fund

         All of the funds  listed  above are referred to in this  Appendix as the "Former  Quest for Value  Funds."
The waivers of initial and  contingent  deferred  sales charges  described in this  Appendix  apply to shares of an
Oppenheimer fund that are either:

|_|      acquired by such  shareholder  pursuant to an  exchange of shares of an  Oppenheimer  fund that was one of the Former Quest for Value Funds, or
|_|      purchased  by such  shareholder  by  exchange  of shares of another  Oppenheimer  fund that were  acquired pursuant to the merger of any of the Former  Quest for Value Funds into that other  Oppenheimer  fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

         |X|  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and  Associations.  The  following  table sets forth the initial sales charge rates for Class A shares  purchased by members of  "Associations"  formed for any purpose other than the purchase of securities.  The rates in the table  apply if that  Association  purchased  shares  of any of the  Former  Quest for Value  Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of Eligible  Employees  Initial  Sales  Charge as a  Initial  Sales  Charge as a  Commission    as    %    of
or Members                     % of Offering Price          % of Net Amount Invested     Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                     2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more  2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------
         For purchases by Associations  having 50 or more eligible employees or members,  there is no initial sales charge on  purchases  of Class A shares,  but those  shares are subject to the Class A  contingent  deferred  sales charge described in the applicable fund's Prospectus.

         Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the  number of  members  of an  Association,  or the sales  charge  rate that  applies  under the Right of
Accumulation  described in the applicable  fund's Prospectus and Statement of Additional  Information.  Individuals
who qualify  under this  arrangement  for reduced sales charge rates as members of  Associations  also may purchase shares for their  individual  or  custodial  accounts at these  reduced  sales  charge  rates,  upon request to the
Distributor.

|X|      Waiver of Class A Sales  Charges for  Certain  Shareholders.  Class A shares  purchased  by the  following investors are not subject to any Class A initial or contingent deferred sales charges:

|_|      Shareholders  who were  shareholders  of the AMA Family of Funds on  February  28,  1991 and who  acquired shares of any of the Former  Quest for Value Funds by merger of a portfolio  of the AMA Family of
                  Funds.
|_|      Shareholders  who acquired  shares of any Former  Quest for Value Fund by merger of any of the  portfolios of the Unified Funds.

         |X|  Waiver of Class A Contingent  Deferred Sales Charge in Certain  Transactions.  The Class A contingent deferred  sales charge will not apply to  redemptions  of Class A shares  purchased by the  following investors who were shareholders of any Former Quest for Value Fund:

              Investors  who  purchased  Class A shares  from a dealer  that is or was not  permitted  to receive a sales  load or  redemption  fee  imposed  on a  shareholder  with whom that  dealer  has a  fiduciary relationship,  under the Employee  Retirement  Income  Security Act of 1974 and  regulations  adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers  for  Redemptions  of  Shares  Purchased  Prior to March 6,  1995.  In the  following  cases,  the contingent  deferred  sales  charge  will be waived  for  redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund.  The shares must have been  acquired by the merger of a Former Quest for Value Fund into the fund or by  exchange  from an  Oppenheimer  fund that was a Former  Quest for
              Value Fund or into which such fund merged.  Those shares must have been  purchased  prior to March 6,
              1995 in connection with:

|_|      withdrawals  under an  automatic  withdrawal  plan  holding  only either  Class B or Class C shares if the annual  withdrawal  does not exceed  10% of the  initial  value of the  account  value,  adjusted annually, and
|_|      liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for  Redemptions  of Shares  Purchased  on or After March 6, 1995 but Prior to November  24, 1995.
              In the following  cases,  the  contingent  deferred  sales charge will be waived for  redemptions  of
              Class A, Class B or Class C shares of an  Oppenheimer  fund.  The shares  must have been  acquired by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former Quest For Value Fund or into which such Former  Quest for Value Fund merged.  Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

|_|      redemptions  following the death or disability of the  shareholder(s)  (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_|      withdrawals  under an automatic  withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|_|      liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
         A shareholder's  account will be credited with the amount of any contingent  deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the  Oppenheimer  fund described in this section if the proceeds  are  invested in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after redemption.

V. Special Sales Charge  Arrangements  for  Shareholders  of Certain  Oppenheimer  Funds Who Were  Shareholders  of
Connecticut Mutual  Investment Accounts, Inc.

The initial and  contingent  deferred  sales charge  rates and waivers for Class A and Class B shares  described in the respective  Prospectus (or this Appendix) of the following  Oppenheimer  funds (each is referred to as a "Fund"
in this section):

o        Oppenheimer U. S. Government Trust,
o        Oppenheimer Bond Fund,
o        Oppenheimer Disciplined Value Fund and
o        Oppenheimer Disciplined Allocation Fund

are  modified  as  described  below for those  Fund  shareholders  who were  shareholders  of the  following  funds
(referred to as the "Former  Connecticut  Mutual Funds") on March 1, 1996, when  OppenheimerFunds,  Inc. became the investment advisor to the Former Connecticut Mutual Funds:

   Connecticut Mutual Liquid Account                             Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account              CMIA LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account                             CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account                             CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

         |_|  Class A  Contingent  Deferred  Sales  Charge.  Certain  shareholders  of a Fund and the other  Former
Connecticut  Mutual  Funds are  entitled to continue to make  additional  purchases  of Class A shares at net asset value  without a Class A initial  sales charge,  but subject to the Class A contingent  deferred  sales charge that was in effect  prior to March 18, 1996 (the "prior  Class A CDSC").  Under the prior Class A CDSC,  if any of those shares are redeemed  within one year of purchase,  they will be assessed a 1% contingent  deferred  sales charge on an amount  equal to the current  market  value or the  original  purchase  price of the shares  sold,  whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:

(1)      persons  whose  purchases  of Class A shares of a Fund and other  Former  Connecticut  Mutual  Funds  were
              $500,000  prior to March 18,  1996,  as a result of direct  purchases  or  purchases  pursuant to the
              Fund's policies on Combined Purchases or Rights of Accumulation,  who still hold those shares in that
              Fund or other Former Connecticut Mutual Funds, and
(2)      persons  whose  intended  purchases  under a Statement of Intention  entered into prior to March 18, 1996, with the former  general  distributor  of the Former  Connecticut  Mutual  Funds to  purchase  shares valued at $500,000 or more over a 13-month  period  entitled those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge.

         Any of the Class A shares of a Fund and the other Former  Connecticut  Mutual Funds that were purchased at net asset value prior to March 18, 1996,  remain  subject to the prior Class A CDSC,  or if any  additional  shares are purchased by those  shareholders  at net asset value pursuant to this  arrangement  they will be subject to the prior Class A CDSC.

|_|      Class A Sales  Charge  Waivers.  Additional  Class A shares  of a Fund may be  purchased  without  a sales charge,  by a person who was in one (or more) of the  categories  below and  acquired  Class A shares prior to March 18, 1996, and still holds Class A shares:

(1)      any  purchaser,  provided the total initial  amount  invested in the Fund or any one or more of the Former
                  Connecticut  Mutual Funds totaled  $500,000 or more,  including  investments made pursuant to the
                  Combined Purchases,  Statement of Intention and Rights of Accumulation  features available at the time of the  initial  purchase  and such  investment  is still  held in one or more of the Former
                  Connecticut Mutual Funds or a Fund into which such Fund merged;
(2)      any  participant in a qualified  plan,  provided that the total initial amount invested by the plan in the
                  Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3)      Directors  of the Fund or any one or more of the  Former  Connecticut  Mutual  Funds and  members of their immediate families;
(4)      employee benefit plans sponsored by Connecticut  Mutual Financial  Services,  L.L.C.  ("CMFS"),  the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5)      one or more members of a group of at least 1,000  persons  (and persons who are retirees  from such group)
                  engaged in a common business,  profession,  civic or charitable  endeavor or other activity,  and the  spouses  and minor  dependent  children of such  persons,  pursuant  to a marketing  program between CMFS and such group; and
(6)      an institution  acting as a fiduciary on behalf of an individual or individuals,  if such  institution was directly  compensated by the  individual(s)  for  recommending  the purchase of the shares of the
                  Fund or any one or more of the Former Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

         Purchases  of Class A shares made  pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally,  Class A shares  of a Fund may be  purchased  without  a sales  charge  by any  holder  of a variable  annuity  contract  issued in New York State by  Connecticut  Mutual Life  Insurance  Company  through the
Panorama  Separate  Account  which is beyond the  applicable  surrender  charge period and which was used to fund a qualified  plan,  if that holder  exchanges  the variable  annuity  contract  proceeds to buy Class A shares of the
Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix,  above, the contingent  deferred sales charge will be waived for  redemptions  of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former  Connecticut  Mutual Fund  provided that the Class A or
Class B shares of the Fund to be  redeemed  or  exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.  Additionally,  the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

(1)      by the estate of a deceased shareholder;
(2)      upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)      for retirement  distributions (or loans) to participants or beneficiaries  from retirement plans qualified under  Sections  401(a) or 403(b)(7)of  the Code, or from IRAs,  deferred  compensation  plans created under Section 457 of the Code, or other employee benefit plans;
(4)      as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in  whole  or  in  part,  in  connection  with  shares  sold  to  any  state,  county,  or  city,  or  any instrumentality,  department,  authority,  or  agency  thereof,  that  is  prohibited  by  applicable investment  laws from paying a sales charge or commission  in connection  with the purchase of shares of any registered investment management company;
(6)      in  connection  with the  redemption of shares of the Fund due to a  combination  with another  investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)      in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)      in connection with automatic  redemptions of Class A shares and Class B shares in certain  retirement plan accounts  pursuant to an  Automatic  Withdrawal  Plan but limited to no more than 12% of the original value annually; or
(9)      as  involuntary  redemptions  of shares by operation of law, or under  procedures  set forth in the Fund's
              Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

         VI.  Special Reduced Sales Charge for Former Shareholders of
         Advance America Funds, Inc.

Shareholders of Oppenheimer  Municipal Bond Fund,  Oppenheimer U.S. Government Trust,  Oppenheimer  Strategic Income
Fund and  Oppenheimer  Equity  Income Fund who  acquired  (and still hold)  shares of those funds as a result of the reorganization  of series of Advance America Funds,  Inc. into those  Oppenheimer funds on October 18, 1991, and who held  shares of  Advance  America  Funds,  Inc.  on March  30,  1990,  may  purchase  Class A shares  of those  four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.  Sales Charge Waivers on Purchases of Class M Shares of
Oppenheimer Convertible Securities Fund

Oppenheimer  Convertible  Securities  Fund  (referred to as the "Fund" in this  section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors  listed below who,  prior to March 11,
1996,  owned shares of the Fund's  then-existing  Class A and were  permitted to purchase those shares at net asset value without sales charge:

|_|      the Manager and its affiliates,
|_|      present or former officers,  directors,  trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional  Information) of the Fund, the Manager and its affiliates,  and retirement  plans  established  by them  or the  prior  investment  advisor  of the  Fund  for  their employees,
|_|      registered  management  investment  companies  or separate  accounts of  insurance  companies  that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales  agreement with the  Distributor,  if they purchase  shares for their own accounts or for retirement plans for their employees,
|_|      employees  and  registered  representatives  (and their  spouses) of dealers or brokers  described  in the preceding  section or financial  institutions  that have entered into sales  arrangements  with those dealers or brokers (and whose  identity is made known to the  Distributor)  or with the  Distributor, but only if the  purchaser  certifies to the  Distributor  at the time of purchase that the purchaser meets these qualifications,
|_|      dealers,  brokers,  or  registered  investment  advisors  that  had  entered  into an  agreement  with the
              Distributor  or the  prior  distributor  of the Fund  specifically  providing  for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers,  brokers  or  registered  investment  advisors  that  had  entered  into an  agreement  with  the
              Distributor  or prior  distributor  of the  Fund's  shares  to sell  shares to  defined  contribution
              employee   retirement  plans  for  which  the  dealer,   broker,   or  investment   advisor  provides
              administrative services.

-------------------------------------------------------------------------------------------------------------------
For More Information About Oppenheimer MidCap Fund
-------------------------------------------------------------------------------------------------------------------

Internet Website:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Adviser
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor
         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Accountants
         KPMG LLP
         707 Seventeenth Street
         Suite 2300
         Denver, Colorado 80202

Legal Counsel
         Mayer, Brown, Rowe & Maw
         1675 Broadway
         New York, New York 10019-5820

PX745.0201

--------
1 The address of each Trustee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
2 Each Trustee serves for an indefinite term, until his resignation, death or removal.
3 Includes shares owned by Mr. Galli in other Oppenheimer Funds for which he serves as director or trustee.
4 The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Bishop, Farrar and
Wixted and Ms. Ives, whose address is 6803 S. Tucson Way, Englewood, CO 80112-3924, and for and Ms. Campbell
whose address is 350 Linden Oaks, Rochester, NY 14625.
5 Each Officer serves for an indefinite term, until his or her resignation, death or removal.
6.  In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this
Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
7 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares of one or more Oppenheimer funds held by the Plan for more than one year.
8 This provision does not apply to IRAs.
9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.